As filed with the Securities and Exchange Commission on November 27, 2002

                                      Securities Act Registration No. 33-41692
                             Investment Company Act Registration No. 811-06351

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                ACT OF 1933                           |X|


                      Pre-Effective Amendment No. ____                |_|

                      Post-Effective Amendment No. 18                 |X|

                                     and/or

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                ACT OF 1940                           |X|

                              Amendment No. 19                        |X|
                        (Check appropriate box or boxes)

                             GREEN CENTURY FUNDS
              (Exact Name of Registrant as Specified in Charter)
                           29 Temple Place, Suite 200
                           Boston, Massachusetts 02111
                    (Address of Principal Executive Offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 617-482-0800

          Kristina A. Curtis, Green Century Capital Management, Inc.
                 29 Temple Place, Boston, Massachusetts 02111
                   (Name and Address of Agent for Service)

                                   Copy to:
                Constance Dye Shannon, UMB Fund Services, Inc.
      803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233-2301


   It is proposed that this filing will become effective:

     (  X  ) immediately upon filing pursuant to paragraph (b)
     (     ) on (date) pursuant to paragraph (b)
     (     ) 60 days after filing pursuant to paragraph (a)(i)
     (     ) on (date) pursuant to paragraph (a)(i)
     (     ) 75 days after filing pursuant to paragraph (a)(ii)
     (     ) on (date) pursuant to paragraph (a)(ii) of Rule 485.

             If appropriate, check the following box:
     ( .. ) this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

Domini Social Index Portfolio has also executed this Registration Statement.
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

                                                                     Prospectus








                                    [LOGO]




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                                              November 27, 2002


                                                                  Balanced Fund

                                                                    Equity Fund



[LOGO] Green Century Funds (large)
                                                 An Investment For Your Future.

 TABLE OF CONTENTS



AN OVERVIEW OF THE FUNDS
Objectives, Strategies and Risks                                 1
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Annual Returns                                                   3
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Fees                                                             5
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ENVIRONMENTALLY RESPONSIBLE INVESTING
The Green Century Funds' Environmental Standards                 6
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Advocates for Corporate Environmental Responsibility             7
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Support for Not-for-Profit Environmental Organizations           8
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YOUR ACCOUNT
Account Minimums                                                 9
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How to Purchase Shares                                           9
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How to Sell Shares                                              11
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Transaction Information                                         11
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Shareholder Account Statements                                  13
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Dividends and Taxes                                             13
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Valuation of Shares                                             13
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Shares and Voting Rights                                        14
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ORGANIZATION AND MANAGEMENT OF THE GREEN CENTURY FUNDS
The Green Century Balanced Fund                                 15
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The Green Century Equity Fund and the Index Portfolio           15
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The Green Century Funds                                         16
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ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVES,
STRATEGIES AND RISKS
The Green Century Balanced Fund                                 17
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The Green Century Equity Fund                                   18
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Master-Feeder Investment Fund Structure                         19
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The Green Century Funds                                         19
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FINANCIAL HIGHLIGHTS
The Green Century Balanced Fund                                 21
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The Green Century Equity Fund                                   21
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

 For information on the Green Century Funds, call 1-800-93-GREEN or e-mail us at: info@greencentury.com. For information on how to open an account, and other account services, call 1-800-221-5519 9:00am to 5:00pm Eastern Time, Monday through Friday. For daily share price information and account balances call 1-800-221-5519, twenty-four hours a day.

 AN OVERVIEW OF THE FUNDS

Founded by a partnership of non-profit environmental advocacy organizations, the Green Century Funds (Green Century or the Funds) are an open-end, diversified, no-load family of environmentally conscious mutual funds. Green Century provides people who care about a clean, healthy planet the opportunity to use the clout of their investment dollars to encourage environmentally responsible corporate behavior. This prospectus describes the Green Century Balanced Fund and the Green Century Equity Fund.

The following is designed to help you decide whether the Green Century Funds are appropriate for you. Below you will find information about each Fund's investment objectives, strategies, risks, performance and fees.

What are the objectives of the Green Century Funds?

   The Green Century Balanced Fund seeks capital growth and income from a diversified portfolio of stocks and bonds which meet Green Century's standards for corporate environmental responsibility.

   The Green Century Equity Fund's objective is to achieve long-term total return which matches the performance of an index comprised of the stocks of 400 companies selected based on social and environmental criteria.

What are the principal investment strategies?

   The Green Century Balanced Fund invests primarily in the stocks and bonds of environmentally responsible companies, many of which also make positive environmental contributions. There is no predetermined percentage of assets allocated to either stocks or bonds, although the Balanced Fund will generally invest at least 25% of its net assets in bonds and may not invest more than 75% of its net assets in stocks.

   The environmentally responsible companies in which the Balanced Fund invests have clean environmental records; many also make positive contributions toward actively promoting a healthier environmental future. Included in the latter category are companies that produce renewable energy products and those that offer effective remedies for existing environmental problems.

   The Green Century Balanced Fund seeks to invest in environmentally distinguished companies. In the Fund manager's experience, environmentally responsible companies tend to be small in size and tend to be growth rather than value companies. While the Fund may invest in companies of various sizes, the Fund may be more heavily weighted in smaller companies. The Fund may also invest in both growth and value stocks though it may be more heavily weighted in growth stocks. The bonds the Fund invests in may be of any maturity and credit quality. The Fund may invest up to 35% of its net assets in high yield, below investment grade bonds, commonly known as junk bonds.


   The Green Century Equity Fund invests substantially all of its assets in the Domini Social Index Portfolio (the Index Portfolio) which invests in the stocks which make up the Domini 400 Social Index/SM/ (the Index). The Index is comprised of the common stocks of 400 companies and is screened based on social and environmental criteria. The Index excludes those companies Green Century believes have the worst environmental and social records. In evaluating whether a company meets the criteria to be eligible for inclusion in the Index, its environmental performance, employee relations and corporate citizenship record are examined as well as the quality of its products. Companies that manufacture tobacco products or alcoholic beverages, derive any revenues from gambling enterprises or own or operate nuclear power plants are excluded from the Index as are major military contractors and firearms manufacturers.

   The weightings of the stocks are based on market capitalizations, which means the largest companies comprise a higher percentage of the Index and the Index is more heavily weighted in large than in small companies. The Fund does not concentrate on a specific security or market sector. The Equity Fund is part of a master-feeder investment fund structure which means that the Fund invests in another registered investment company, the Index Portfolio, which has the same investment objective as the Fund.


   Under normal circumstances and as a matter of operating policy, the Fund will invest at least 80% of its assets in equity securities and related investments. Although it is unlikely that the Fund will change this investment policy, the Fund will give its shareholders at least sixty days' prior notice of any change.


Are the Green Century Funds appropriate for me?

   Before investing in the Funds, you should carefully consider your investment goals, your timeline for achieving your goals and your tolerance for risk.

   The Green Century Balanced Fund may be appropriate if you want to be invested in the stock market for its long-term growth potential and also seek income from bond investments.

   The Green Century Equity Fund may be a suitable investment choice if you are seeking long-term growth from a portfolio of stocks.

   The Green Century Funds are not suitable if you are primarily seeking current income from investments, investing for a short period of time or are uncomfortable with the volatility of the stock market.

What are the risks?

   Both Green Century Funds are heavily invested in stocks. Like all funds invested in stocks, each Green Century Fund's share price will fluctuate daily depending on the performance of the companies that comprise each Fund's investments, the general market and the economy overall. After you invest, the value of your shares may be less than what you paid for them. You may lose money by investing in the Funds. Also, as with any mutual fund, there can be no guarantee that either of the Green Century Funds will achieve its objective.

   The Funds' environmental criteria limit the available investments compared with funds with no such criteria. Under certain economic conditions, this could cause each Fund's investment performance to be worse or better than similar funds with no environmental criteria.

   The Green Century Balanced Fund may be more heavily weighted in small companies which involves greater risk than investing in the stocks of larger, more established companies. Small companies may lack the management experience, financial resources and product diversification of large companies and the frequency and volume of their trading may be less than that of larger companies. Therefore, the securities of small companies may be subject to wider and more erratic price fluctuations. The Balanced Fund may also invest up to 35% of its net assets in high yield, below investment grade bonds which involves greater risk than investing in more highly rated bonds, including the possibility of late payments, default or bankruptcy. Higher yielding bonds may also be more negatively impacted by interest rate changes than higher quality bonds. Further, the Balanced Fund may have an annual portfolio turnover rate higher than that of other mutual funds with the same investment objective, resulting in greater transaction costs and potentially increased taxable capital gains distributions.

   The Green Century Equity Fund invests essentially all of its assets in the stock market. As with all equity funds, the share price will fluctuate and may fall if the market as a whole declines or the value of the companies in which it invests falls. The large companies in which the Fund's portfolio is invested may perform worse than the stock market as a whole. The Fund will invest in the Index regardless of how the Index is performing. It will not shift concentration from one industry to another, or from stocks to bonds or cash, in order to defend against a falling stock market.

How have the Funds performed in the past?

   The charts and table below provide some indication of the risks of investing in the Funds by illustrating that returns can differ from one year to the next and by comparing this information to broad measures of market performance. Each Fund's past performance is no guarantee of how it will perform in the future.


Annual Total Returns for Years Ended December 31


                                    [CHART]

Green Century Balanced Funds

 1993    1994   1995    1996    1997     1998   1999   2000    2001
 ----    ----   -----   -----   -----    -----  -----  -----   -----
-0.47   -4.28   18.26   25.02   19.00   -10.10  76.39  13.24  -13.63

                                    [CHART]

Green Century Equity Funds

1992    1993    1994   1995   1996    1997    1998   1999     2000    2001
-----   ----    ----   -----  -----   -----   -----  -----    -----   -----
11.27   5.75   -1.10   35.09  21.26   35.71   32.32  21.97   -15.52  -13.29





As of September 30, 2002, the year-to-date return for the Green Century Balanced Fund was -40.32%. As of the same date, the year-to-date return for the Green Century Equity Fund was -27.52%.





    Green Century Balanced Fund         Green Century Equity Fund

    Best Quarter Ended 12/31/99  52.63% Best Quarter Ended 12/31/98  24.46%
    Worst Quarter Ended 9/30/01 -28.23% Worst Quarter Ended 9/30/01 -14.42%


Average Annual Total Returns For the Periods Ended December 31, 2001





                                                                                1 Year  5 Years 10 Years Since Inception
  Green Century Balanced Fund
     (Inception date March 18, 1992)
         Return before taxes                                                   (13.63)%  13.04%     --        10.81%
         Return after taxes on distributions/1/                                (13.96)%  10.88%     --         9.11%
         Return after taxes on distributions and sale of Fund shares/1,2/       (8.29)%  10.14%     --         8.47%
     Lipper Balanced Fund Index                                                 (3.24)%   8.37%     --         9.83%
     S&P 500(R) Index                                                          (11.89)%  10.70%     --        13.37%
     Lehman Brothers Aggregate Bond Index                                        8.44%    7.43%     --         7.63%
  Green Century Equity Fund
     (Inception date June 3, 1991)*
         Return before taxes                                                   (13.29)%   9.92%  11.82%       11.95%
         Return after taxes on distributions/1/                                (14.45)%   9.41%  10.38%       10.55%
         Return after taxes on distributions and sale of Fund shares/1,2/       (6.98)%   8.24%   9.52%        9.68%
     S&P 500(R) Index                                                          (11.89)%  10.70%  12.94%       13.15%




*The Green Century Equity Fund, which commenced operations in September 1995, invests all its assets in an existing separate registered investment company which has the same investment objective as the Fund (the Index Portfolio). Consistent with regulatory guidance, the performance for the period prior to the Fund's inception reflects the performance of the Index Portfolio adjusted to reflect the deduction of the charges and expenses of the Fund.



(1)The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, the effect of phaseouts of certain exemptions, deductions and credits at various income levels, or the impact of the federal alternative minimum tax. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.


(2)Each Fund's returns after taxes on distributions and sale of Fund shares set forth in the table assume a complete redemption at the end of the periods shown in the table. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any deductible losses on a sale of Fund shares at the end of the measurement period.

What fees and expenses will I pay?

   The following table describes the fees and expenses you may pay if you buy and hold shares of the Green Century Funds.




                                                                                              Balanced Fund     Equity Fund3
  Shareholder Fees (fees paid directly from your investment)
     Maximum Sales Charge (Load) Imposed on Purchases                                               --                --
     Maximum Deferred Sales Charge (Load)                                                           --                --
     Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions            --                --
     Redemption Fee1                                                                                --                --
     Exchange Fee                                                                                   --                --
  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
     Management Fees                                                                              0.75%             0.20%
     Distribution (12b-1) Fees                                                                    0.25%               --
     Other Expenses:
       Administrative Fees2                                                                       1.39%             1.28%
       Other Fees                                                                                   --              0.02%
  Total Annual Fund Operating Expenses                                                            2.39%             1.50%



(1)A fee of $10.00 is charged for redemptions by wire. There is no charge for redemptions paid by check.
(2)Green Century Capital Management, Inc. (Green Century Capital Management), the administrator of each Fund, pays the operating expenses of the Funds (excluding interest, taxes, brokerage costs and other capital expenses and any extraordinary expenses). For this and other services, each Fund pays Green Century Capital Management an Administrative Fee at a rate such that the Equity Fund's total annual expenses are limited to 1.50% of the Equity Fund's average net assets and the Balanced Fund's total annual expenses are limited to 2.50% of the Balanced Fund's average net assets up to $30 million, 2.25% on its average net assets from $30 million to $100 million, and 1.75% on the Balanced Fund's average net assets in excess of $100 million.

(3)For the Equity Fund, the table and the following example reflect the aggregate fees and expenses of the Equity Fund and of the Index Portfolio in which it invests its assets.



Example. This example is intended to help you compare the costs of investing in a Green Century Fund with the cost of investing in other mutual funds. This example assumes that: (1) you invest $10,000 in a Fund; (2) you redeem all of your shares at the end of the periods shown; (3) you earn a 5% return each year; and (4) the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




                                   1 Year 3 Years 5 Years 10 Years
                 Balanced Fund      $242   $745    $1275   $2726
                 Equity Fund        $153   $474    $ 818   $1791


 ENVIRONMENTALLY RESPONSIBLE INVESTING

THE GREEN CENTURY FUNDS' ENVIRONMENTAL STANDARDS

Environmentally responsible investing is investing based on your financial goals and your environmental values. While each Green Century Fund shares a commitment to environmental responsibility, each Fund employs a different strategy. This section is dedicated to describing Green Century's environmentally responsible investment strategies.


The Green Century Balanced Fund strives to invest in companies whose business is to protect the environment, and companies that have taken steps to minimize their environmental impact. The Fund seeks to invest in businesses committed to actively promoting a healthier environment and a sustainable future. Such commitments might include producing renewable energy, recycling waste, providing appropriate technology for sustainable agriculture and offering effective remedies for existing environmental problems. The Fund also invests in companies whose primary business is not solving environmental problems but which conduct their business in an environmentally responsible manner. Green Century believes that well-managed environmentally responsible companies minimize their environmental risks, allowing them to enjoy competitive advantages from cost reductions, quality improvements, profitability enhancements and access to expanding and new growth markets. Further, Green Century believes that companies that are responsible towards the environment are more likely to act ethically and maintain the trust of their shareholders. Thus, for both environmental and financial reasons, Green Century applies rigorous selection criteria concerning the environmental behavior of the companies in which the Fund invests.


Environmental companies included in the portfolio develop products or processes that solve environmental problems in areas such as: alternative energy production, energy efficiency, water treatment and conservation, air pollution control, resource recovery, and pollution prevention. This category includes companies whose primary business is related to improving the environment and companies which have developed important environmental products or services as a significant component of their business.


Companies in the portfolio may also include environmentally benign companies whose overall impact on the environment, as measured by their consumption of natural resources, toxic emissions, environmental liabilities, solid waste generation and compliance with environmental law, is minimal but not necessarily nonexistent. Winslow Management Company (Winslow), the Subadviser of the Balanced Fund, in cooperation with Green Century Capital Management, works with companies that do not have an articulated proactive environmental strategy to help them craft a comprehensive and proactive environmental program.


The Balanced Fund also invests in what Green Century Capital Management and Winslow perceive as "best in its class" companies that have implemented an environmental program that sets a standard for their industry group. These companies are recognized leaders in their sectors, contribute to meaningful reductions in pollutant emissions or waste generation, and demonstrate Green Century's belief that every company can be environmentally responsible.

Finally, environmentally responsible companies include environmental turnaround companies that may have a history of environmental problems, but have taken substantive steps to address the problems and minimize their impact on the environment. Turnaround companies include those who have abandoned certain products or processes that have been proven harmful to the environment, significantly reduced toxic emissions, or adopted broadscale pollution prevention and waste minimization programs.

The Green Century Equity Fund invests substantially all its assets in the Index Portfolio which invests in the 400 companies which make up the Index. The Index is screened to exclude those companies with the worst environmental and social records. This strategy directs environmentally concerned investors' dollars away from companies that flout basic standards for environmental responsibility. Green Century believes this creates an incentive for companies to become better environmental citizens.

Green Century also believes that those companies which pursue the least environmentally sound practices are at the greatest long term risk of negative economic consequences, while those which strive to be more environmentally responsible may benefit financially as a result. Enterprises which exhibit a social awareness should be better prepared to meet future societal needs for goods and services and may be less likely to incur certain legal liabilities that may be charged when a product or service is determined to be harmful or when the company itself behaves in an unethical manner. Green Century believes that over the long term such enterprises should be able to provide investors with a return that is competitive with enterprises that do not exhibit such social awareness.


In evaluating stocks for inclusion in the Index, KLD Research & Analytics, Inc.
(KLD) considers a company's environmental performance; employee relations; corporate citizenship; product-related issues; and attitudes with regard to consumer issues.


Environmental performance includes a company's record on waste disposal, toxic emissions, fines or penalties, and efforts in waste and emissions reductions, recycling, and use of environmentally beneficial fuels, products and services. Corporate citizenship includes the company's record on philanthropic activities and its interaction with the communities it affects including its relations with indigenous people. Employee relations include a company's record with regard to labor matters, its commitment to workplace safety, the breadth, quality and innovation of its employee benefit programs, and its commitment to provide employees with a meaningful participation in company profits either through stock purchase or profit sharing plans. KLD seeks to exclude companies which, based on data available to it, derive more than 2% of their gross revenues from the sale of military weapons; derive any revenues from the manufacture of tobacco products, firearms or alcoholic beverages; derive any revenues from gambling enterprises; own directly or operate nuclear power plants or participate in businesses related to the nuclear fuel cycle. From time to time, KLD may, at its discretion, choose to apply additional criteria or to modify the application of the criteria described here.


Neither the Green Century Balanced Fund nor the Green Century Equity Fund will knowingly invest in a company primarily engaged in the production of nuclear energy or the manufacture of nuclear equipment to produce nuclear energy or nuclear weapons, in the belief that these products are unacceptably threatening to a sustainable global environment. The Funds will not knowingly invest in a company primarily engaged in the manufacture of tobacco products, a major contributor to indoor air pollution and environmental health problems.

The Green Century Funds usually invest in many sectors of the economy, such as retail, finance, and consumer products. The Funds are not environmental sector funds which invest exclusively in companies whose business derives from environmental problems (such as waste-management or incinerator manufacturers), some of which have consistently negative environmental records.

THE GREEN CENTURY FUNDS ADVOCATE FOR CORPORATE ENVIRONMENTAL RESPONSIBILITY

The Green Century Funds believe that shareholder advocacy is a critical component of environmentally responsible investing and is actively involved in advocating for greater corporate environmental accountability.

Green Century uses its collective leverage as shareholders to advocate for more environmentally responsible policies at the companies in which the Funds invest. Green Century has worked with other environmentally conscious investors to file shareholder resolutions to preserve and protect threatened ecosystems; demand more aggressive recycling programs; advocate for more responsible environmental, health and safety policies; and support more environmentally friendly production and purchasing policies. Green Century is committed to pursuing demands for improved corporate environmental responsibility. As part of this strategy, the Green Century Balanced Fund may hold small positions in companies which do not meet the Fund's environmental criteria for the express purpose of enabling the Fund to advocate for changes in irresponsible corporate behavior.

THE GREEN CENTURY FUNDS SUPPORT NOT-FOR-PROFIT ENVIRONMENTAL ORGANIZATIONS

The Green Century Funds were founded by non-profit environmental advocacy organizations. Unlike other investment advisers and administrators that are privately owned for the benefit of individuals or for-profit corporations, Green Century Capital Management is owned by Paradigm Partners, a California general partnership, the partners of which are all not-for-profit environmental advocacy organizations. This means that 100% of the net profits earned by Green Century Capital Management on the fees it receives for managing the Funds belong to these not-for-profit environmental advocacy organizations. These revenues will be used to further efforts to preserve and protect the environment-efforts that include filing lawsuits against companies that illegally pollute our air and waterways, campaigning to increase recycling and reduce wasteful packaging, and researching and advocating to reduce the use of toxic chemicals. The environmental organizations which founded and own Green Century Capital Management are: California Public Interest Research Group (CALPIRG), Citizen Lobby of New Jersey, Colorado Citizen Lobby, ConnPIRG Citizen Lobby, Fund for Public Interest Research, Massachusetts Public Interest Research Group (MASSPIRG), MOPIRG Citizen Organization, PIRGIM Public Interest Lobby, and Washington State Public Interest Research Group (WASHPIRG).

 YOUR ACCOUNT

 For information on the Green Century Funds, call 1-800-93-GREEN. For information on how to open an account, and other account services, call 1-800-221-5519 9:00am to 5:00pm Eastern Time, Monday through Friday. For daily share price information and account balances call 1-800-221-5519, twenty-four hours a day.

    This section describes various shareholder policies including:
   . account minimums
   . how to purchase and sell shares
   . dividends and taxes
   . valuation of shares
   . a description of voting rights and liabilities


 ACCOUNT MINIMUMS

 To Open an Account



Regular Investment Account                                            $2,000
Individual Retirement Account --Traditional IRA, Roth IRA and SEP-IRA   $500
Coverdell Education Savings Account (formerly Education IRA)            $500
Uniform Gifts or Transfers to Minors Account (UGMA/UTMA)                $500



 No minimum initial investment is required for investors who wish to open an account with a $100 or more a month Automatic Investment Plan.

 To Add to an Account

By Check, Wire or Exchange   $100
By Automatic Investment Plan  $50


 Minimum BSahlaarnecheoslders are encouraged to maintain a share balance of at least $1,000. Individual Retirement Accounts, Education
         Savings Accounts and Uniform Gifts or Transfers to Minors Act accounts have a $500 minimum balance requirement. The Funds reserve the right, following 60 days' written notice to shareholders, to redeem all shares in accounts with balances less than the minimum. The Funds will mail the proceeds of the redeemed account to the shareholder. This provision does not apply to Automatic Investment Plan accounts. If the value of your account falls below the minimum as a result of market activity, an involuntary redemption will not be triggered.


 HOW TO PURCHASE SHARES

 Opening an Account

 Mail To open an account by check, please complete and sign the registration form and mail it with a check made payable to Green Century Balanced Fund or Green Century Equity Fund to:
                 Green Century Funds
                 P.O. Box 6110
                 Indianapolis, Indiana 46206-6110


 Wire You may also open an account by instructing your bank to wire Federal funds (monies of member banks within the Federal Reserve System) to the Green Century Funds' custodian bank. Your bank may impose a fee for sending a wire. If you are opening a new account by wire transfer, please complete and sign the registration form then telephone the Funds to obtain additional information about this alternative. The Funds will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems.

         Please call 1-800-221-5519 weekdays from 9:00 a.m. to 5:00 p.m. Eastern Time for more information about how to purchase shares by wire. After calling, complete the registration form and mail it to the address given above. Wire the amount of your initial investment per the following instructions:
                 Union Federal Savings Bank of Indianapolis, Indiana
                 ABA#: 274070484
                 DDA#: 590144707
                 Green Century Balanced Fund OR Green Century Equity Fund
                 For Further Credit: Your Name and Your Green Century Funds Account Number


 ExchangeYou may also open an account in one Fund by exchanging shares with a value of $2,000 or more ($500 for an IRA, Education Savings Account or UGMA/UTMA account) from another Green Century Fund. Your new account will be established using the same name(s) and address as your existing account.


         To exchange by telephone, call 1-800-221-5519 weekdays from 9:00 a.m. to 5:00 p.m. Eastern Time. To exchange by letter, write to the Green Century Funds at the address given above, including the name of the Fund from which you are exchanging, the registered name(s) of ownership and address, the account number, the dollar amount or number of shares to be exchanged and the Fund into which you are exchanging. Sign your name(s) exactly as it appears on your account statement. The exchange requirements for corporations, other organizations, trusts, fiduciaries, institutional investors and retirement plans may be different from those for individual accounts. Please call 1-800-221-5519 for more information. The Funds reserve the right to modify or terminate the exchange privilege upon 60 days prior written notice to shareholders.

 Automatic Investment
         You may open an account with no initial investment if you enroll in the Automatic Investment Plan and invest a minimum of $100 a month through the Plan. Complete and sign the registration form, including the Automatic Investment Plan section and mail it to: Green Century Funds, P.O. Box 6110, Indianapolis, IN 46206-6110. You may terminate your participation in the Automatic Investment Plan at any time with written notification to the Funds at the same address.

 Making Additional Investments

 Mail You may make subsequent investments by submitting a check for $100 or more with the remittance form sent to you with your account statement. You may also mail your check with a letter of instruction indicating the amount of your purchase, your account number, and the name in which your account is registered, to:
                 Green Century Funds
                 P.O. Box 6110
                 Indianapolis, IN 46206-6110

 Wire You may also make additional investments by instructing your bank to wire Federal funds. Your bank may impose a fee for sending the wire. The Green Century Funds cannot be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. Wire your additional investment per the instructions which follow.
                 Union Federal Savings Bank of Indianapolis, Indiana
                 ABA#: 274070484
                 DDA#: 590144707
                 Green Century Balanced Fund OR Green Century Equity Fund
                 For Further Credit: Your Name and Your Green Century Funds Account Number

 ExchangeFollow instruction in "Exchange" under "Opening an Account".

 Automatic Investment Plan
         You may arrange to make regular investments through automatic deductions from your checking or savings account. If you wish to select this option, please complete the appropriate section on your registration form. If you wish to set up an Automatic Investment Plan after opening an account, please call 1-800-93-GREEN for further information. You may terminate your participation in the Automatic Investment Plan at any time with written notification to the Funds at P.O. Box 6110, Indianapolis, IN 46206-6110.

 HOW TO SELL SHARES (REDEMPTIONS)


 You can take money out of your account at any time by selling (redeeming) some or all of your shares. See also Processing Time on page 12.



 TelephoneThis is the quickest and easiest way to sell Fund shares. In order to be able to redeem your shares by telephone, you must elect this option on your registration form when you open your account. If you did not elect telephone redemption on your registration form, call 1-800-221-5519 for more information. If you elected telephone redemption on your registration form, call 1-800-221-5519 to request either that the monies be wired or sent by check to the authorized bank account listed on your registration form or that a check be sent to you at the address listed on your registration form. You must also provide your name, address, Fund account number and social security number before you may redeem shares by telephone. All telephone redemption requests are recorded. There will be a charge for all wire redemptions. There is no charge for redemption by check. If you open an account by wire, you cannot redeem shares by telephone until the Funds' transfer agent has received your completed and signed registration form. Telephone redemption is not available for shares held in IRA accounts.


 Mail In order to redeem your shares by mail, send a letter to the Green Century Funds and include the Fund name, the account registration name(s) and address, the account number, and the dollar amount or the number of shares you wish to redeem. Mail your letter to:
                 Green Century Funds
                 P.O. Box 6110
                 Indianapolis, IN 46206-6110

 Sign your name(s) exactly as it appears on your account statement. For your protection and to prevent fraudulent redemptions, we require a signature guarantee for the signature of each person in whose name the account is registered on written redemption requests. You can obtain a signature guarantee from most banks, brokerage firms and savings institutions. Neither a notary public nor organizations which do not provide reimbursement in the case of fraud may provide a signature guarantee. The redemption requirements for corporations, other organizations, trusts, fiduciaries, institutional investors and Individual Retirement Accounts (IRAs) may be different from those for regular accounts. For more information please call 1- 800-221-5519.

TRANSACTION INFORMATION


Purchases by Check. Checks must be made payable to the Green Century Balanced Fund or the Green Century Equity Fund (or to the Green Century Funds). No third party checks will be honored. Checks also must be drawn on or payable through a U.S. bank and be in U.S. dollars. No cash deposits, travelers checks, money orders or counter checks will be accepted. Checks written to open accounts must include an address which matches the address on the registration form. If you purchase shares with a check that is returned due to insufficient funds, your purchase will be canceled and you will be responsible for any losses or fees incurred in the transaction. If you purchase shares by check and redeem them within 15 days of purchase, the Funds will release your redemption proceeds when your check clears. It is possible, although unlikely, that this could take up to 15 days. Redemption requests by telephone, including exchanges, will be accepted prior to the expiration of the 15-day period if your check has cleared. If you purchase shares by Federal funds wire, you may avoid this delay.

Account Information Changes. To change information regarding an account (including a new address, change of beneficiary, or change in the automatic investment plan), you must send Green Century this information in writing. Please mail the new information to: Green Century Funds, P.O. Box 6110, Indianapolis, IN 46206-6110. Include your Green Century account number, as well as your name, address, signature and phone number, along with the new information. If you prefer, you may fax this information to: Green Century Funds, 317-266-8756. You may confirm receipt of this information by calling Green Century shareholders services at 1-800-221-5519.

Large Redemptions. If during any 90 day period, you redeem Fund shares worth more than $250,000 (or 1% of a Fund's assets if that percentage is less than $250,000), the Funds reserve the right to pay all or part of the redemption proceeds in kind, that is, in securities rather than in cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities for cash.

Confirmation of Transactions. All purchases and redemptions will be confirmed promptly. Usually a confirmation of your purchase or sale of Fund shares will be mailed on the business day following receipt of your instructions.

Share Price Calculation. Once each day that the New York Stock Exchange is open for trading, the share price for each Fund is calculated. This is the Fund's Net Asset Value (the NAV). Because the Green Century Funds are no-load, this is also the offering price at which each Fund share is sold. Shares are purchased at the next share price calculated after your order is received in good form. Shares are sold at the next share price calculated after your order is received in good form.

Processing Time. The Funds will normally send your redemption proceeds on the next day the New York Stock Exchange is open for trading following the receipt of your redemption request in good order, but may take up to seven days (or longer in the case of shares recently purchased by check). All purchase and redemption requests received in good order by the Funds' transfer agent are executed, without a sales charge, at the next-determined net asset value. Reinvested dividends receive the net asset value as of the ex-dividend date.

Tax Information. A redemption of shares, including an exchange into another Fund, is a sale of shares and may result in a gain or loss for income tax purposes. Please see below for additional information on Dividends and Taxes.


Social Security or Tax Identification Number. Please be sure to complete the Social Security or Tax Identification Number section of the Funds' registration form when you open an account with the Green Century Funds. Federal tax law requires the Funds to withhold 30% of taxable dividends, capital gains distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a Social Security or Tax Identification Number and certain other information or upon notification from the Internal Revenue Service or a broker that withholding is required. The Funds reserve the right to reject new account registrations without a Social Security or Tax Identification Number. The Funds also reserve the right to close, by redemption, accounts without Social Security or Tax Identification Numbers.



Individual Retirement Accounts (IRAs) and Tax Deferred Accounts. Shares of the Funds are available for Individual Retirement Accounts (IRAs), Roth IRAs, Simplified Employee Pension Plans (SEP-IRAs), SIMPLE IRAs, Coverdell Education Savings Accounts (formerly Education IRAs) and 403(b)(7) accounts. For further information and to receive the appropriate forms, please call 1-800-93-GREEN.



Telephone Transaction Liability. All investors may initiate transactions (except redemptions) by telephone upon opening an account. To redeem shares by telephone, you must elect this option in writing. See page 11 for further information. Neither the Funds nor any of their service contractors will be liable for any loss or expense in acting upon any telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Funds will use procedures that are considered to be reasonable, including requesting a shareholder to provide information about the account. To the extent that the Funds fail to use reasonable procedures to verify the genuineness of telephone instructions, the Funds and/or their service contractors may be liable for any losses due to telephone instructions that prove to be fraudulent or unauthorized.

Reservations. Each Fund may stop offering its shares for sale at any time and may reject any order for the purchase or exchange of shares. Each Fund may also modify the conditions of purchase at any time. Each Fund reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In the event that a Fund suspends telephone redemption privileges, or if you have trouble getting through on the phone, you will still be able to redeem your shares by mail. The Funds reserve the right to adopt and implement policies to prevent excess trading and requiring the redemption of shares in certain very unusual circumstances.

SHAREHOLDER ACCOUNT STATEMENTS

Shareholders will receive quarterly statements showing all account activity during that quarter, including dividends. Additional purchases and redemptions will be confirmed promptly, usually as of the next business day after the purchase or redemption request is received. The Green Century Funds will send you detailed tax information on the amount and type of their dividends and distributions each year.

DIVIDENDS AND TAXES


The Funds normally declare and pay income dividends semi-annually in June and December and distribute net capital gains once a year in December. Each Fund intends to distribute substantially all of its income and net capital gains.


You may opt to receive distributions in cash (via check) or have them reinvested in additional shares of the Funds. Dividends and capital gain distributions are automatically reinvested unless you request otherwise. If you invest in an Individual Retirement Account (IRA), all dividends and capital gains distributions must be reinvested; however, if you are over 59 1/2 years old, distributions from IRA accounts may be paid to you in cash (via check).


Except for tax-exempt accounts, including retirement accounts such as IRAs, dividends from net investment income are taxable to shareholders as ordinary income. Long-term capital gain distributions, if any (based on the applicable long-term capital gain holding period), are taxable as long-term capital gains regardless of the length of time you have owned your shares. Distributions of short-term capital gains are taxable as ordinary income. Income dividends and capital gain distributions are taxable whether or not reinvested.


A shareholder may also be subject to state and local taxes on dividends and distributions from the Funds. Shareholders will be notified to the extent, if any, that dividends reflect interest received from U.S. Government securities. Such dividends may be exempt from certain state income taxes.

VALUATION OF SHARES

The net asset value per share of each Green Century Fund is computed by dividing the value of each Fund's total assets, less its liabilities, by the total number of shares outstanding.

To determine the value of its assets, the Balanced Fund typically uses the current market price of the securities it holds. When a market price is not available, or when the Balanced Fund has reason to believe that the price does not reflect market realities, the Balanced Fund may value securities instead by using methods approved by the Board of Trustees. In such a case, the Balanced Fund's value for a security may be different from quoted market values. To determine the value of its assets, the Equity Fund uses the value of its interest in the Index Portfolio which is determined based on the current market value of the securities held by the Index Portfolio less its liabilities times the percentage which represents the Fund's share of the Index Portfolio.

The net asset value per share of each Fund is determined every business day as of the close of regular trading of the New York Stock Exchange (usually 4:00 p.m. Eastern Time). For share prices 24 hours a day, call 1-800-221-5519.

SHARES AND VOTING RIGHTS

As with other mutual funds, investors purchase shares when they put money in a Fund. Each share and fractional share entitles the shareholder to:

   . Receive a proportional interest in a Fund's income and capital gain distributions
   . Cast one vote per share on certain Fund matters, including the election of the Funds' directors and changes in fundamental policies.

The Funds are not required to hold annual meetings and, to avoid unnecessary costs, do not intend to do so except when certain matters, such as a change in its fundamental policies, must be decided. If a meeting is held and you cannot attend, you may vote by proxy. Before the meeting, the Funds will send you proxy materials that explain the issues to be decided and include instructions on voting.

 ORGANIZATION AND MANAGEMENT OF THE GREEN CENTURY FUNDS

This section provides details on how the Funds are organized and who manages the Funds.

The Green Century Funds were organized on July 1, 1991 as a Massachusetts business trust. The Green Century Funds are a diversified open-end management investment company, a mutual fund. The Funds are governed by a Board of Trustees which meets regularly to review the Funds' investments, performance, expenses, environmental criteria and other business affairs. The Index Portfolio is governed by its Board of Trustees.

THE GREEN CENTURY BALANCED FUND

Investment Adviser. Green Century Capital Management, 29 Temple Place, Suite 200, Boston, Massachusetts 02111, is the investment adviser for the Balanced Fund and oversees the portfolio management of the Balanced Fund on a day-to-day basis. Green Century Capital Management's role is to ensure that the Balanced Fund's investment objective and environmental and investment policies are accurately and effectively implemented. Green Century Capital Management has served as investment adviser and administrator for the Balanced Fund since the commencement of operations of the Balanced Fund.


Subadviser. Winslow Management Company, 60 State Street, Boston, Massachusetts 02109 serves as the Subadviser for the Balanced Fund. Winslow, a division of Adams, Harkness & Hill, Inc. (AHH), conducts the day-to-day investment management for the Balanced Fund consistent with the guidelines set by Green Century Capital Management. Winslow uses a fundamental security analysis of each investment. This qualitative approach is complemented with quantitative and technical analyses that rank a large group of securities based on several factors.



Winslow has managed investments in environmental and environmentally responsible companies since 1984. Winslow has been a division of AHH since April 1, 1999 and formerly was a division of Eaton Vance Management. As of September 30, 2002, Winslow had $88 million in assets under management. Jackson
W. Robinson has served as the day-to-day portfolio manager of the Balanced Fund since July 1, 1995. Mr. Robinson has served as President of Winslow since 1984. Winslow is paid by the Adviser (not the Fund).



Fees. For the services Green Century Capital Management and Winslow provided to the Balanced Fund during the fiscal year ended July 31, 2002, they received a total of 0.75% of the average daily net assets of the Fund.


THE GREEN CENTURY EQUITY FUND AND THE INDEX PORTFOLIO

Investment Manager. Domini Social Investments LLC, 536 Broadway, New York, New York 10012 (DSIL) provides investment supervisory services, operational support and administrative services to the Index Portfolio. DSIL was organized in April, 1997. It was formed by principals of KLD, the former investment adviser for the Index Portfolio, and other investment company and marketing professionals.

Investment Submanager. SSgA Funds Management, Inc., Two International Place, Boston, MA 02110 (SSgA) provides investment submanagement services to the Index Portfolio on a day-to-day basis. SSgA determines what securities shall be purchased, sold or exchanged to track the composition of the Index. SSgA does not determine the composition of the Index.


SSgA is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. As of September 30, 2002, SSgA had approximately $56 billion in assets under management. SSgA is paid by DSIL (not by the Index Portfolio or the Equity Fund.)

Fees. For services DSIL and SSgA provided to the Index Portfolio during the fiscal year ended July 31, 2002, they received a total of 0.20% of the average daily net assets of the Index Portfolio, after waivers.


THE GREEN CENTURY FUNDS

Administrator. Green Century Capital Management serves as the Administrator of the Green Century Funds. Green Century Capital Management pays all the expenses of each Fund except the investment advisory fees, if any; any Distribution Plan fees; interest, taxes, brokerage costs and other capital expenses; expenses of the non-interested Trustees of the Funds (including counsel fees); and any extraordinary expenses.


For its services, the Administrator received annual fees of 1.39% of the Balanced Fund's average daily net assets and 1.28% of the Equity Fund's average daily net assets for the Funds' most recent fiscal year.



Subadministrator. UMB Fund Services, Inc. (UMBFS) serves as the subadministrator of the Funds. UMBFS is responsible for conducting certain administrative services for the Funds subject to the direction of Green Century Capital Management. UMBFS receives a fee from the Administrator (not the Funds). UMBFS and its affiliates provided administration, fund accounting, transfer agent and/or distribution services to 33 fund families representing over $33 billion in assets as of September 30, 2002.



Distributor and Distribution Plan. UMB Distribution Services, LLC, an affiliate of UMBFS, serves as the Distributor of the shares of the Funds. The Board of Trustees of Green Century has adopted a Distribution Plan for the Balanced Fund in accordance with Rule 12b-1 after determining that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders. The Balanced Fund pays a distribution fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of the Fund. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.



Transfer Agent. Unified Fund Services, Inc. is the transfer agent and shareholder services provider for the Green Century Funds. As of September 30, 2002, Unified provided services to 31 fund groups representing over $9 billion in assets.



Custodian. Investors Bank & Trust Company (IBT) is the custodian for the Green Century Funds and the Index Portfolio. As of September 30, 2002, IBT had approximately $742 billion in assets under custody and provided services for approximately 78 mutual fund groups.


Auditors. KPMG LLP are the independent auditors of the Green Century Funds and the Index Portfolio.

 ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVES,
 STRATEGIES AND RISKS

This section provides a detailed description of the Funds' investment objectives, strategies and risks. The Statement of Additional Information provides further information regarding the investment objectives, policies and risk factors of the Funds.

THE GREEN CENTURY BALANCED FUND

The Green Century Balanced Fund's investment objective is to provide capital growth and income from a diversified portfolio of stocks and bonds which meet the Fund's standards for corporate environmental responsibility. The Balanced Fund's assets may be invested in: common stock, preferred stock and other equity securities, bonds and other fixed income securities, floating rate obligations, and money market instruments, in each case, compatible with the Fund's commitment to environmental responsibility. The other fixed income securities in which the Fund may invest include: U.S. Government securities, mortgage-backed securities, and zero coupon securities. The Fund may also engage in writing and purchasing options on portfolio securities.

There is no predetermined percentage of assets allocated to either stocks or bonds, although the Balanced Fund will generally invest at least 25% of its net assets in fixed income securities (bonds). The Fund may not invest more than 75% of its net assets in equity securities (stocks). For temporary defensive purposes, the Fund may invest up to 100% of its assets in cash and other money market and short-term instruments. Any such temporary defensive investing will also comply with the Fund's environmental criteria. The effect of taking such a position is that the Fund may not achieve its investment objective.

Zero Coupon Securities. The Balanced Fund may invest in zero coupon securities which do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accrued discount (representing interest accrued but not paid) are paid at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current cash distributions of interest.


High Yield Debt Securities. The Balanced Fund may invest up to 35% of its net assets in fixed income securities that, at the time of the investment, are either rated CCC or higher by S&P or Caa or higher by Moody's or, if not rated, considered to be of equivalent quality by the Subadviser of the Balanced Fund. The Statement of Additional Information provides a description of bond rating categories. Below investment grade securities (those rated below BBB by S&P or Baa by Moody's or their equivalent) are commonly referred to as "junk bonds." As of July 31, 2002, 27.99% of the net assets of the Balanced Fund were invested in below investment grade securities.


While these securities generally offer higher yields than investment grade securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy. Generally, they are considered to be predominantly speculative regarding, and more dependent on, the issuer's ability to pay interest and repay principal. Such inability (or perceived inability) would likely lessen the value of such securities, which could lower the Fund's net asset value per share. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings. Other potential risks associated with investing in high-yield securities include: heightened sensitivity of highly-leveraged issuers to adverse economic changes and individual-issuer developments; subordination to the prior claims of other creditors; adverse publicity and changing investor perceptions about these securities; and generally less liquid markets. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal and interest on its holdings. Because of the associated risks, successful investments in high-yield, high-risk securities are more dependent on the Subadviser's credit analysis than generally would be the case with investments in investment grade securities.

Many corporate high yield bonds are issued pursuant to Rule 144A under the Securities Act of 1933 and therefore are subject to the Fund's restriction that no more than 15% of the Fund's net assets can be invested in illiquid securities.

Repurchase Agreements. As a means of earning income for periods as short as overnight, the Balanced Fund may enter into repurchase agreements with selected banks and broker-dealers. Under a repurchase agreement, the Fund acquires securities, subject to the seller's agreement to repurchase at a specified time and price. There may be delays and risks of loss if the seller is unable to meet its obligation to repurchase. Default by the seller would expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

THE GREEN CENTURY EQUITY FUND

The Green Century Equity Fund's investment objective is to achieve long-term total return which matches the performance of the Index, an index of stocks of 400 companies selected by using social and environmental criteria. It invests substantially all of its assets in the Index Portfolio, a diversified portfolio of 400 common stocks. Since the investment characteristics of the Equity Fund will correspond to those of the Index Portfolio, the following is a description of the Index Portfolio's investment policies.

The Index Portfolio invests substantially all its assets in the common stocks comprising the Index, developed and maintained by KLD. The Index Portfolio is comprised of the common stocks of approximately 400 companies and seeks to exclude corporations with poor environmental and social records. In constructing the Index, KLD first considers companies' environmental and social records. KLD also seeks to maintain a broad representation of industries in the Index although certain industry sectors will be excluded entirely based on the social criteria. KLD may also exclude from the Index companies which are in bankruptcy or which KLD believes may soon be bankrupt. The weightings of the stocks comprising the Index are based upon market capitalization. To keep portfolio turnover low and to more accurately reflect the performance of the market, the Index is maintained using a "buy and hold" strategy. KLD may however remove a company from the Index if it has been acquired by another company, if it is no longer financially viable, or because its social profile has deteriorated. The criteria used in developing and maintaining the Index involve subjective judgment by KLD. The Index Portfolio is not managed in the traditional investment sense, since changes in the composition of its securities holdings are made in order to track the changes in the composition of securities included in the Index.

The Index Portfolio may invest cash reserves in high quality short-term debt securities issued by agencies or instrumentalities of the United States Government, bankers' acceptances, commercial paper, certificates of deposit, bank deposits or repurchase agreements provided that the issuer satisfies KLD's social criteria. The Index Portfolio's policy is to hold its assets in such securities pending readjustment of its holdings of stocks comprising the Index and in order to meet anticipated redemption requests. The Index Portfolio may also invest in such securities for temporary defensive purposes. This may adversely effect the Index Portfolio's performance.

The Index Portfolio buys and sells stocks periodically so that its holdings will correspond, to the extent reasonably practicable, to the Index. The timing and extent of adjustments in the holdings of the Index Portfolio, and the extent of the correlation of the holdings of the Portfolio with the Index, reflects the judgment of the Index Portfolio's submanager as to the appropriate balance between the goal of correlating the holdings of the Index Portfolio with the composition of the Index, and the goals of minimizing transaction costs and keeping sufficient reserves available for anticipated redemptions from the Index Portfolio. To the extent practicable, the Index Portfolio will seek a correlation between the weightings of securities held by the Index Portfolio and the weightings of the securities in the Index of 0.95 or better. A figure of 1.00 would indicate a perfect correlation. The Index Portfolio's ability to duplicate the performance of the Index will depend to some extent on the size and timing of cash flows into and out of the Index Portfolio as well as the Index Portfolio's expenses.

THE MASTER-FEEDER INVESTMENT FUND STRUCTURE

Unlike other mutual funds which directly manage their own portfolio securities, the Equity Fund seeks to achieve its investment objective by investing all of its investable assets in the Index Portfolio, a separate registered investment company with the same investment objective as the Equity Fund. Other mutual funds or institutional investors may also invest in the Index Portfolio on the same terms and conditions as the Equity Fund and pay a proportionate share of the Index Portfolio's expenses. However, the other investors may sell their shares at different prices than the Equity Fund due to variations in sales commissions and operating expenses; these differences may result in differences in returns experienced by investors in the different funds that invest in the Index Portfolio. Such differences in returns are also present in other mutual fund structures.


The Equity Fund may withdraw its investment from the Index Portfolio if the Board of Trustees of Green Century determines that it is in the best interest of the Equity Fund's shareholders to do so. The Board of Trustees would then consider what action might be taken, including the investment of the assets of the Equity Fund in another pooled investment entity having the same investment objective as the Equity Fund or the retention of an investment adviser to manage the Equity Fund's assets. There is currently no intention to change the Fund's investment structure.


THE GREEN CENTURY FUNDS

Foreign Securities. While both Funds and the Index Portfolio emphasize investment in U.S. companies, they may also invest in foreign securities. The Balanced Fund may invest up to 25% of its assets in foreign securities of the same types as the domestic securities in which the Fund may invest. The Funds may also invest in American Depository Receipts ("ADRs") and the Balanced Fund may invest in Global Depository Receipts ("GDRs") with respect to such foreign securities. The Balanced Fund may also invest in certificates of deposit issued by foreign banks, foreign and domestic branches of U.S. banks and obligations issued or guaranteed by foreign governments or political subdivisions thereof.

Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks, such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). Any foreign investments must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.


Portfolio Turnover. Purchases and sales are made for a portfolio whenever necessary, in management's opinion, to meet its investment objective. Higher levels of activity result in higher transaction costs and may also result in higher taxable capital gains distributions to shareholders. The Balanced Fund's portfolio turnover rate for the fiscal years ended July 31, 2000, 2001 and 2002 were 116%, 91% and 70% respectively.



Frequent changes in the Index Portfolio's holdings may result from the policy of attempting to correlate the Index Portfolio's securities holdings with the composition of the Index. The annual portfolio turnover rates of the Index Portfolio for the fiscal years ended July 31, 2000, 2001 and 2002 were 9%, 19% and 13% respectively.


Investment Restrictions. As a matter of fundamental investment policy which cannot be changed without shareholder approval, no more than 25% of the value of each Fund's and the Index Portfolio's assets may be invested in any one industry (excluding U.S. Government securities) although the Equity Fund will invest all of its assets in the Index Portfolio, and the Index Portfolio may and would invest more than 25% of its assets in an industry if stocks in that industry were to comprise more than 25% of the Index. An industry must represent 25% or more of the Index before the Index Portfolio may invest more than 25% of its assets in that industry. If the Index Portfolio were to concentrate its investments in a single industry, the Index Portfolio and the Equity Fund would be more susceptible to risks associated with that industry than would a fund which was not so concentrated. In addition, as a matter of fundamental policy, the Equity Fund will invest all of its assets (either directly or through the Index Portfolio) in one or more of: (i) stocks comprising an index of securities selected applying social and environmental criteria (currently the Index), (ii) short-term debt securities of issuers which meet social criteria, (iii) cash, and (iv) options on equity securities. These fundamental policies cannot be changed without the approval of the holders of a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940, as amended) of the Funds and the Index Portfolio. For further information on fundamental and non-fundamental policies and restrictions, see the Statement of Additional Information.

The investment objective of the Balanced Fund is not fundamental and may be changed without the approval of the shareholders. The investment objectives of the Equity Fund and the Index Portfolio also are not fundamental and may be changed without the approval of the shareholders or investors if written notice is provided to shareholders thirty days prior to implementing the change. Because of the risks inherent in all investments, there can be no assurance that the objectives of the Funds will be met. Except as stated otherwise, all investment guidelines, policies and restrictions described here and in the Statement of Additional Information are non-fundamental.

 FINANCIAL HIGHLIGHTS


The Financial Highlights table is intended to help you understand the Funds' financial performance for the period of the Funds' operations. Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment (assuming reinvestment of all dividends and distributions). The information has been audited by KPMG LLP, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report which is available upon request.

Green Century Balanced Fund Financial Highlights





                                                                                                   For the
                                                              For the Years Ended July 31,        One Month        For the
                                                          ------------------------------------
                                                            2002      2001      2000     1999

Net Asset Value, beginning of period..................... $ 15.94   $ 23.56   $ 12.21  $ 12.68     $ 13.79         $ 13.53
                                                          -------   -------   -------  -------     -------         -------
Income from investment operations:
  Net investment income..................................    0.14      0.10      0.07     0.11          --            0.02
  Net realized and unrealized gain (loss) on investments.   (5.66)    (4.10)    11.35     0.40       (1.11)           1.68
                                                          -------   -------   -------  -------     -------         -------
  Total increase (decrease) from investment operations...   (5.52)    (4.00)    11.42     0.51       (1.11)           1.70
                                                          -------   -------   -------  -------     -------         -------
Less dividends and distributions:
  Dividends from net investment income...................   (0.12)    (0.11)    (0.07)   (0.11)         --           (0.09)
  Distributions from net realized gains..................      --     (3.51)       --    (0.87)         --           (1.35)
                                                          -------   -------   -------  -------     -------         -------
Total decrease from dividends and distributions..........   (0.12)    (3.62)    (0.07)   (0.98)         --           (1.44)
                                                          -------   -------   -------  -------     -------         -------
Net Asset Value, end of period........................... $ 10.30   $ 15.94   $ 23.56  $ 12.21     $ 12.68         $ 13.79
                                                          =======   =======   =======  =======     =======         =======
Total return.............................................  (34.80)%  (19.19)%   93.54%    4.93%      (8.05)%(a)      13.13%
Ratios/Supplemental data:
  Net assets, end of period (in 000's)................... $36,225   $63,654   $55,081  $15,269     $15,212         $16,286
  Ratio of expenses to average net assets................    2.39%     2.35%     2.48%    2.50%       2.50% (b)       2.50%
  Ratio of net investment income to average net assets...    0.95%     0.60%     0.50%    1.00%       0.22% (b)       0.12%
  Portfolio turnover.....................................      70%       91%      116%      91%          4% (a)         96%
(a)Not annualized
(b)Annualized



Green Century Equity Fund Financial Highlights




                                                                    For the Years Ended July 31,
                                                          -----------------------------------------------
                                                            2002      2001      2000      1999      1998

Net Asset Value, beginning of period..................... $ 20.84   $ 26.42   $ 24.62   $ 20.44   $ 16.86
                                                          -------   -------   -------   -------   -------
Income from investment operations:
  Net investment loss....................................   (0.05)    (0.11)    (0.14)    (0.08)    (0.03)
  Net realized and unrealized gain (loss) on investment..   (4.62)    (4.66)     2.02      4.47      3.62
                                                          -------   -------   -------   -------   -------
  Total increase (decrease) from investment operations...   (4.67)    (4.77)     1.88      4.39      3.59
                                                          -------   -------   -------   -------   -------
Less dividends and distributions:
  Dividends from net investment income...................      --        --        --        --        --
  Distributions from net realized gains..................   (1.32)    (0.81)    (0.08)    (0.21)    (0.01)
                                                          -------   -------   -------   -------   -------
Total decrease from dividends and distributions..........   (1.32)    (0.81)    (0.08)    (0.21)    (0.01)
                                                          -------   -------   -------   -------   -------
Net Asset Value, end of period........................... $ 14.85   $ 20.84   $ 26.42   $ 24.62   $ 20.44
                                                          =======   =======   =======   =======   =======
Total return.............................................  (23.67)%  (18.34)%    7.62%    21.56%    21.32%
Ratios/Supplemental data:
  Net Assets, end of period (in 000's)................... $27,387   $35,037   $40,931   $29,764   $15,476
  Ratio of expenses to average net assets................    1.50%     1.50%     1.50%     1.50%     1.50%
  Ratio of net investment loss to average net assets.....   (0.26)%   (0.51)%   (0.59)%   (0.46)%   (0.26)%
  Portfolio turnover (a).................................      13%       19%        9%        8%        5%
(a)Represents portfolio turnover for the Index Portfolio.


INVESTMENT ADVISER (Balanced Fund) AND ADMINISTRATOR
Green Century Capital Management, Inc.
29 Temple Place
Boston, MA 02111
1-800-93-GREEN
www.greencentury.com
email: info@greencentury.com

INVESTMENT SUBADVISER (Balanced Fund)
Winslow Management Company
60 State Street
Boston, MA 02109

INVESTMENT MANAGER (Index Portfolio)
Domini Social Investments LLC
536 Broadway
New York, NY 10012

INVESTMENT SUBMANAGER (Index Portfolio)
SSgA Funds Management, Inc.
Two International Place
Boston, MA 02110

COUNSEL TO INDEPENDENT TRUSTEES OF THE FUNDS
Debevoise & Plimpton
555 13th Street, N.W.
Washington, DC 20004

--------------------------------------------------------------------------------
SUBADMINISTRATOR and DISTRIBUTOR

UMB Fund Services, Inc. (Subadministrator)


UMB Distribution Services, LLC (Distributor)

803 West Michigan Street, Suite A
Milwaukee, WI 53233

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
Unified Fund Services, Inc.
431 North Pennsylvania Street
Indianapolis, IN 46204-1806

COUNSEL TO GREEN CENTURY CAPITAL MANAGEMENT, INC.
Goulston & Storrs
400 Atlantic Avenue
Boston, MA 02110

INDEPENDENT AUDITORS
KPMG LLP
99 High Street
Boston, MA 02110

TO INVEST AND FOR ACCOUNT CORRESPONDENCE:
      Green Century Funds
      PO Box 6110
      Indianapolis, IN 46206-6110
      1-800-221-5519

--------------------------------------------------------------------------------

A Statement of Additional Information about the Funds has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. Additional information about the Green Century Funds' investments is available in the Funds' annual and semi-annual reports. The annual report includes a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. To obtain free copies of any of these documents or to make shareholder inquiries, call 1-800-93-GREEN.

Fund reports and the Statement of Additional Information are also available from the Securities and Exchange Commission website, www.sec.gov. Copies may be obtained upon payment of a duplicating fee, by writing the SEC's Public Reference Section, Washington DC 20549. You may also visit the SEC's public reference room in Washington, D.C. For more information about the Public Reference Room you may call the SEC at 1-800-SEC-0330.

[LOGO] Green Century Funds (small)

                                                 An Investment For Your Future.

811-06351
Printed on recycled paper with soy-based ink.


------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
November 27, 2002


                               GREEN CENTURY FUNDS

            29 Temple Place, Suite 200, Boston, Massachusetts 02111
------------------------------------------------------------------
      Green Century Funds (the "Trust" or "the Funds" or "Green Century") offers two separate series (each, a "Fund"), each with its own investment objective. Each Fund pursues its respective investment objective through investments consistent with the Trust's commitment to environmental responsibility. The GREEN CENTURY BALANCED FUND (the "Balanced Fund") seeks capital growth and income from a diversified portfolio of stocks and bonds. The GREEN CENTURY EQUITY FUND (the "Equity Fund") seeks to provide its shareholders with long-term total return which matches the performance of the "Domini 400 Social IndexSM" (the "Social Index"), an index made up of the stocks of 400 companies selected using environmental and social criteria. The Equity Fund seeks to achieve its investment objective by investing all of its investable assets (the "Assets") in the Domini Social Index Portfolio (the "Index Portfolio"), a diversified open-end management investment company having the same investment objective as the Equity Fund. The Index Portfolio invests in the common stocks included in the Social Index. There can be no assurance that the investment objective of either Fund will be achieved.


      This Statement of Additional Information is not a prospectus and should be read in conjunction with the Trust's Prospectus dated November 27, 2002 a copy of which may be obtained from the Trust at the address noted above or by telephoning 1-800-93-GREEN. Terms used but not defined herein, but which are defined in the Prospectus, are used as defined in the Prospectus.

      The following financial statements are incorporated by reference to the Annual Report dated July 31, 2002, of Green Century Funds (File No. 811-06351) as filed with the Securities and Exchange Commission on October 3, 2002.

1.    Green Century Balanced Fund Portfolio of Investments
2.    Green Century Balanced Fund Statement of Assets and Liabilities
3.    Green Century Balanced Fund Statement of Operations
4.    Green Century Balanced Fund Statements of Changes in Net Assets
5.    Green Century Balanced Fund Financial Highlights
6.    Green Century Equity Fund Statement of Assets and Liabilities
7.    Green Century Equity Fund Statement of Operations
8.    Green Century Equity Fund Statements of Changes in Net Assets
9.    Green Century Equity Fund Financial Highlights
10.   Notes to Financial Statements
11.   Independent Auditors' Report
12.   Green Century Funds Trustees and Officers
13.   Domini Social Index Portfolio of Investments

14.   Domini Social Index Portfolio Statement of Assets and Liabilities
15.   Domini Social Index Portfolio Statement of Operations
16.   Domini Social Index Portfolio Statements of Changes in Net Assets
17.   Domini Social Index Portfolio Financial Highlights
18.   Domini Social Index Portfolio Notes to Financial Statements
19.   Independent Auditors' Report
20.   Domini Social Index Portfolio Trustees and Officers

Shareholders may obtain a copy of the Annual Report, without charge, by calling 1-800-93-GREEN


      Table of Contents                                     Page

      The Green Century Funds.........................        3
      Investment Objectives, Risks and Policies.......        3
      History of Green Century Funds and Green Century
      Capital Management Shareholder Activism.........       18
      Investment Restrictions.........................       23
      Trustees and Officers...........................       28
      Investment Advisers and Managers................       33
      Administrator, Subadministrator, Transfer Agent
        and Custodian, and Expenses...................       37
      Distribution Plan...............................       39
      Financial Intermediaries........................       40
      Net Asset Value; Redemption in Kind.............       41
      Performance Advertising.........................       43
      Federal Taxes...................................       44
      Description of Shares, Voting Rights and Liabilities   46
      Portfolio Transactions and Brokerage Commissions       48
      Independent Auditors............................       52
      Additional Information..........................       52
      Financial Statements............................       53
      Appendix - Description of Securities Ratings....       54

THE GREEN CENTURY FUNDS

The Green Century Funds is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 1, 1991.

INVESTMENT OBJECTIVES, RISKS AND POLICIES
------------------------------------------------------------------

      The following supplements the information contained in the Prospectus concerning the investment objective, policies and techniques of the Funds and the Index Portfolio.

                                  BALANCED FUND

      U.S. Government Agency Obligations--The Fund will invest in obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government (i.e., direct pass-through certificates of the Government National Mortgage Association ("GNMA")), some of which are supported by the right of the issuer to borrow from the U.S. Government (i.e., obligations of the Federal Home Loan Banks) and some of which are backed only by the credit of the issuer itself (i.e., obligations of the Student Loan Marketing Association).


      Repurchase Agreements--Repurchase agreements may be entered into for the Fund only with selected banks or broker-dealers. A repurchase agreement is an agreement in which the seller of a security agrees to repurchase from the Fund the security sold to the Fund at a mutually agreed upon time and price. As such, repurchase agreements are viewed as the lending of money to the seller of the security. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of the Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements will usually be short, from overnight to one week. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Fund will always receive as collateral securities whose market value (which is marked to the market daily), including accrued interest, will be at least equal to 100% of the dollar amount invested on behalf of the Fund in each agreement along with accrued interest. Payment for such securities will be made by the Fund only upon physical delivery or evidence of book entry transfer to the account of the Trust's custodian. If the seller under a repurchase agreement becomes insolvent, the Fund's right to dispose of the securities may be restricted. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. If the seller of the security defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral on behalf of the Fund may be delayed or limited in certain circumstances. The seller of the security may also fail to repurchase the obligations. Repurchase agreements are considered collateralized loans under the 1940 Act.

      A repurchase agreement with more than seven days to maturity may not be entered into for the Fund if, as a result, more than 15% of the market value of the Fund's net assets would be invested in such repurchase agreements together with any illiquid securities that the Fund may hold. The Balanced Fund has no current intention to invest more than 5% of its net assets in repurchase agreements.

      Certificates of Deposit--The Fund may invest in certificates of deposit of large domestic or foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of one billion U.S. dollars or the equivalent thereof) and certificates of deposit of smaller banks as described below. Although the Trust recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign banks or foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign bank or a foreign branch of a domestic bank. (See "Foreign Securities".)

      The Fund may also invest in certificates of deposit issued by banks and savings and loan institutions which had at the time of their most recent annual financial statements total assets of less than one billion dollars, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will the Fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and
(iii) at the time of acquisition, no more than 10% of the Fund's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of one billion dollars.

      When-Issued Securities-- The Fund may purchase securities offered on a "when-issued" or "forward delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that the Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued or forward delivery securities may be more or less than the purchase price. The Trust does not believe that the Fund's net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis. The Fund will establish a segregated account in which it will maintain cash, U.S. Government securities and high-grade debt obligations equal in value to commitments for when-issued or forward delivery securities.


      Mortgage-Backed Securities and Mortgage Pass-Through Securities-- The Fund may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below.


      Unscheduled or early payments on the underlying mortgage may shorten the securities' effective maturities and lessen their growth potential. The Fund may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and expose the Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of noncallable debt securities.

      Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

      The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

      Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

      FHLMC is a corporate instrumentality of the United States Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the Fund's investment adviser and investment subadviser determine that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

      Foreign Currencies--Investments in foreign securities usually will involve currencies of foreign countries. Moreover, the Fund temporarily may hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts, foreign currency futures contracts and options on such contracts. Because of these factors, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward or futures contracts to purchase or sell foreign currencies.

      Because the Balanced Fund may be invested in both U.S. and foreign securities markets, changes in the Fund's share price will not be correlated with movements in the U.S. markets. The Fund's share price will reflect the movements of both the different stock and bond markets in which it is invested and of the currencies in which the investments are denominated; the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Fund's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. The Fund may invest in many securities markets around the world in an attempt to take advantage of opportunities wherever they may arise.

      Floating Rate Obligations--Certain of the obligations that the Fund may purchase have a floating or variable rate of interest. Such obligations bear interest at rates that are not fixed, but which vary with changes in specific market rates or indices, such as the Prime Rate, and at specified intervals. Certain of such obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity.

      Because of the variable rate nature of such instruments, the yield of the Fund will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, the Fund's yield will increase and its shareholders will have reduced risk to capital depreciation.

      Zero Coupon Securities--The Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. Principal and accrued discount (representing interest accrued but not paid) are paid at maturity. Zero coupon securities include so-called "stripped" U.S. Treasury obligations as well as privately issued securities which are issued by a bank or a securities firm that has purchased U.S. Treasury obligations and separated their interest and principal components. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

      Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and Certificate of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities has stated that for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Funds, most likely will be deemed the beneficial holder of the underlying U.S. Government securities. The Fund understands that the staff of the Division of Investment Management of the Securities and Exchange Commission ("SEC") no longer considers such privately stripped obligations to be U.S. Government securities, as defined in the 1940 Act; therefore, the Fund intends to adhere to this staff position and will not treat such privately stripped obligations to be U.S. Government securities for the purpose of determining if the Fund is "diversified," or for any other purpose, under the 1940 Act.

      The Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

      When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

      Equity Investments--Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders. By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in a portion of the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from common stock. The value of convertible securities may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock because they rank senior to common stock.

      Debt Securities--The Fund may invest in debt securities of foreign and U.S. issuers. The Fund's debt investments may be selected on the basis of capital appreciation potential, by evaluating, among other things, potential yield, if any, credit quality, and the fundamental outlooks for currency and interest rate trends in different parts of the globe, taking into account the ability to hedge a degree of currency or local bond price risk.

Risks Related to Lower-Rated Securities
      The Fund's investments in high yield, high risk debt obligations rated below investment grade, which have speculative characteristics, bear special risks. They are subject to greater credit risks, including the possibility of default or bankruptcy of the issuer. The value of such investments may also be subject to a greater degree of volatility in response to interest rate fluctuations, economic downturns and changes in the financial condition of the issuer. These securities generally are less liquid than higher quality securities. During periods of deteriorating economic conditions and contractions in the credit markets, the ability of such issuers to service their debt, meet projected goals or obtain additional financing may be impaired. The Fund will also take such action as it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any such obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons and firms (including affiliates of the investment adviser and investment subadviser) to evaluate or protect any real estate or other assets securing any such obligation or acquired by the Fund as a result of any such event. The Fund will incur additional expenditures in taking protective action with respect to portfolio obligations in default and assets securing such obligations.

      While any investment carries some risk, certain risks associated with lower-rated securities are different from those for investment-grade securities. The risk of loss through default is greater because lower-rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of the Fund's net asset value per share.

      There remains some uncertainty about the performance level of the market for lower-rated securities under adverse market and economic environments. An economic downturn or increase in interest rate could have a negative impact on both the markets for lower-rated securities (resulting in a greater number of bond defaults) and the value of lower-rated securities held in the portfolio of investments.

      The economy and interest rates can affect lower-rated securities differently than other securities. For example, the prices of lower-rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

      If an issuer of a security defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower-rated securities as well as the Fund's net asset value. In general, both the prices and yields of lower-rated securities will fluctuate.

      In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur where there is not an established secondary market for the security or the security is lightly traded. As a result the Fund's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

      Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated securities held by the Fund, especially in a thinly traded market. Illiquid or restricted securities held by the Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

      Current laws, such as those requiring federally-insured savings and loan associations to remove investments in lower-rated securities from their portfolios, as well as other pending proposals, may have a material impact on the market for lower-rated securities.

      The ratings assigned by a rating agency evaluates the safety of lower-rated security's principal and interest payments, but does not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the subadviser performs its own analysis of the issuers whose lower-rated securities the Fund holds. Because of this, the Fund's performance may depend more on the subadviser's credit analysis than is the case of mutual funds investing in higher-rated securities.

      Options on Securities-- For hedging purposes and to increase income, the Balanced Fund may write (sell) covered (under Securities and Exchange Commission regulations) call and put options on individual securities and on stock indices and may engage in related closing transactions. Options trading is a highly specialized activity that entails greater than ordinary investment risks. Risks associated with writing covered options include the possible inability to effect closing transactions at favorable prices; an appreciation limit on the securities set aside for settlement; losses caused by unanticipated market movements; and the Subadviser's ability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors.

      The Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

      The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

      The Fund may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. Government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Fund will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The investment adviser and investment subadviser will monitor the creditworthiness of dealers with whom the Fund enters into such options transactions under the general supervision of the Trust's Trustees.

      Options on Securities Indices--In addition to options on securities, the Fund may also purchase and write (sell) call and put options on securities indices. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Fund generally will only purchase or write such an option if the investment adviser and investment subadviser believe the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless its investment adviser and investment subadviser believe the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities. Price movements in the Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Fund may be forced to liquidate portfolio securities to meet settlement obligations.

      Options on Currencies--The Fund may write (sell) call and put options on currencies to increase gain and may purchase such options to hedge the value of securities the Fund holds or intends to buy. Purchased currency options may be denominated in a currency that is linked to the currency the Fund owns or may wish to purchase. This technique, referred to as "proxy hedging," involves the additional risk that the linkage between the currencies may be changed or eliminated.

      Futures Contracts--The Fund may enter into futures contracts on securities, currencies and indices which are traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") or, consistent with CFTC regulations, on foreign exchanges. The Fund will do so to hedge against anticipated changes in securities values, as a substitute for the purchase or sale of securities or currencies or to enhance return.

      For bona fide hedging or other permissible risk management purposes, such as protecting the price or interest rate of a security it intends to buy, the Balanced Fund may enter into interest-rate, securities-index and currency futures contracts and may purchase and write put and call options on these futures contracts. Futures contracts obligate the Fund, at maturity, to take or make delivery of certain securities, the cash value of a securities index or a stated quantity of a foreign currency. The Fund may lose the expected benefit of futures transactions if securities prices or interest rates move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, changes in the value of the Fund's futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities. This could limit the Fund's ability to hedge effectively against interest-rate and/or market risk and give rise to additional risks.

      To the extent that the Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on an exchange regulated by the CFTC, in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into.

      The Fund may also purchase and write call and put options on futures contracts which are traded on exchanges that are licensed and regulated by the CFTC, or, consistent with CFTC regulations, on foreign exchanges.

      While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, the Fund's ability to establish and close out options positions at fairly established prices will be subject to the existence of a liquid market. The Fund will not purchase or write options on futures contracts unless, in the opinion of the Fund's Adviser and Subadviser, the market for such options has sufficient liquidity that the risks associated with such options transactions are not at unacceptable levels.

      While futures contracts will be traded to reduce certain risks, futures trading itself entails certain other risks. Unanticipated changes in securities values, interest rates or currency prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts. Some futures contracts may not have a broad and liquid market, in which case the contracts may not be able to be closed at a fair price and the Fund may lose in excess of the initial margin deposit. Moreover, in the event of an imperfect correlation between the futures contract and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

      The Fund will incur brokerage costs and will be required to post and maintain "margin" as a good-faith deposit against performance of its obligations under futures contracts and under options written by the Fund. In addition, the Fund is required to segregate assets, such as liquid securities and cash, in an amount equal to the value of the instruments underlying futures contracts and call options purchased and put options written by the Fund.

      Forward Currency Exchange Contracts-- In an attempt to manage currency risk, the Balanced Fund may purchase and sell forward foreign currency exchange contracts, options on currencies and other currency instruments with respect to 5% of its assets. A forward currency exchange contract ("forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

      While the Fund will enter into forward and futures contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transaction. Moreover, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward or futures contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

      Combined Transactions--The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and foreign currency transactions ("component" transactions), instead of a single transaction, as part of a single hedging strategy when, in the opinion of the investment adviser and investment subadviser, it is in the best interest of the Fund to do so. A combined transaction, while part of a single hedging strategy, may contain elements of risk that are present in each of its component transactions.

      Use of Segregated and Other Special Accounts--Options, futures and forward foreign currency transactions which obligate the Fund to provide cash, securities or currencies to complete such transactions will entail the Fund either segregating assets in an account with, or on the books of, the Custodian to the extent the Fund does not own the securities, or the securities denominated in the currency, which are the subject of the obligation, or otherwise "covering" the transaction as allowed under interpretive positions of the SEC. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate high grade liquid debt obligations sufficient to meet the obligation by purchasing and delivering the securities if the call is exercised. A call option written on an index will require the Fund to have portfolio securities which correlate with the index or to segregate such high grade liquid assets. A put option written by the Fund also will require the Fund to segregate such high grade liquid assets sufficient to cover the Fund's obligation to buy the securities covered by the put if the put is exercised.


      Except when the Fund enters into a forward contract for the purpose of the purchase or sale of a security denominated in a foreign currency, a forward foreign currency contract which obligates the Fund to provide currencies will require the Fund to hold currencies or liquid securities denominated in that currency which will equal the Fund's obligations. Such a contract requiring the purchase of currencies also requires segregation.


      Unless the Fund owns or maintains a segregated account consisting of the securities, cash or currencies which are the subject of the obligation as described above, the Fund will hold liquid assets in a segregated account. These assets cannot be transferred while the obligation is outstanding unless replaced with other suitable assets. Rather than segregating assets in the case of an index-based transaction, the Fund could own securities substantially replicating the movement of the particular index.

      In the case of a futures contract, the Fund, apart from its duty to segregate, must deposit initial margin and variation margin, as often as daily if the position moves adversely, sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Similarly, options on futures contracts require margin to the extent necessary to meet the Fund's commitments.

      In lieu of such procedures, such transactions may be covered by other means, consistent with applicable regulatory policies. The Fund may enter into certain offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Of course, the offsetting transaction must terminate at the time of or after the primary transaction.

      Other Mortgage-Backed Securities--. The Balanced Fund may invest in mortgage-backed securities which are securities that directly or indirectly represent an interest in an underlying pool of mortgages. Unlike ordinary fixed-income securities, which generally pay a fixed rate of interest and return principal upon maturity, mortgage-backed securities repay both interest income and principal as part of their periodic payments. Because the mortgages underlying mortgage-backed certificates can be prepaid at any time by homeowners or corporate borrowers, mortgage-backed securities give rise to certain unique "pre-payment" risks, as well as market risks and financial risks. The Fund may invest in mortgage-backed securities issued or guaranteed by an agency or instrumentality of the U.S. Government. Mortgage-backed securities that are guaranteed by the U.S. Government are guaranteed only as to the timely payment of principal and interest. The market value of such securities is not guaranteed and may fluctuate. Governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the investment adviser and investment subadviser will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities. The Fund will not purchase any such other mortgage-backed securities until the Trust's Prospectus and this Statement of Additional Information have been supplemented.

                                   EQUITY FUND


      The Equity Fund seeks to achieve its investment objective by investing all its assets in the Index Portfolio, which has the same investment objective as the Equity Fund. The Index Portfolio seeks to achieve its investment objective by investing in the common stocks comprising the Social Index. The Equity Fund's policy is to invest at least 80% of its assets (either directly or through the Index Portfolio) in the stocks comprising the Social Index.

      In selecting stocks for inclusion in the Social Index:

      1. KLD Research & Analytics, Inc. ("KLD") evaluated, in accordance with the social criteria described in the Prospectus, each of the companies the stocks of which comprise the Standard & Poor's 500(R) Index (the "S&P 500(R) Index "). If a company whose stock was included in the S&P 500(R) Index met KLD's social criteria and met its further criteria for industry diversification, financial solvency, market capitalization, and minimal portfolio turnover, it was included in the Social Index. As of July 31, 2002, of the 500 companies whose stocks comprised the S&P 500(R) Index, approximately 61% were included in the Social Index.

      2. The remaining stocks comprising the Social Index (i.e., those which are not included in the S&P 500(R) Index) were selected based upon KLD's evaluation of the social criteria described in the Prospectus, as well as upon its criteria for industry diversification, financial solvency, market capitalization, and minimal portfolio turnover. Because of the social criteria applied in the selection of stocks comprising the Social Index, industry sector weighting in the Social Index may vary materially from the industry weightings in other stock indices, including the S&P 500(R) Index, and certain industry sectors will be excluded altogether.

      KLD may exclude from the Social Index stocks issued by companies which are in bankruptcy or whose bankruptcy KLD believes may be imminent.

      The component stocks of the S&P 500(R) Index are chosen by Standard & Poor's Ratings Services ("S&P") solely with the aim of achieving a distribution by broad industry groupings that approximates the distribution of these groupings in the New York Stock Exchange common stock population, taken as the assumed model for the composition of the total market. Construction of the S&P 500(R) Index by S&P proceeds from industry groups to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the S&P 500(R) Index does not comprise the 500 largest companies listed on the New York Stock Exchange. Not all stocks included in the S&P 500(R) Index are listed on the New York Stock Exchange.

      Inclusion of a stock in the S&P 500(R) Index in no way implies an opinion by S&P as to its attractiveness as an investment, nor is S&P a sponsor of or otherwise affiliated with the Equity Fund or the Index Portfolio. "S&P 500" is a trademark of S&P. A company which is not included in the S&P 500(R) Index may be included in the Social Index primarily in order to afford representation to an industrial sector which would otherwise be under-represented in the Social Index.

      The weightings of stocks in the Social Index are based on each stock's relative total market capitalization, (i.e., market price per share times the number of shares outstanding.) Because of this weighting, as of July 31, 2002 approximately 44.24% of the Social Index was comprised of the 20 largest companies in that Index.

      The Index Portfolio intends to readjust its securities holdings periodically such that those holdings will correspond, to the extent reasonably practicable, to the Social Index both in terms of composition and weighting. The timing and extent of adjustments in the holdings of the Index Portfolio, and the extent of the correlation of the holdings of the Index Portfolio with the Social Index, will reflect the Index Portfolio's submanager's judgment as to the appropriate balance as between the goal of correlating its holdings with the composition of the Social Index and the goals of minimizing transaction costs and keeping sufficient reserves available for anticipated redemptions of shares. SSgA Funds Management, Inc. ("SSgA" or the "Submanager") is the Index Portfolio's Submanager. To the extent practicable, the Index Portfolio will seek a correlation between the weightings of securities held by the Index Portfolio to the weightings of the securities in the Social Index of 0.95 or better. The Board of Trustees of the Index Portfolio will receive and review, at least quarterly, a report prepared by the Submanager comparing the performance of the Index Portfolio with that of the Social Index, and comparing the composition and weighting of the Index Portfolio's holdings with those of the Social Index, and will consider what action, if any, should be taken in the event of a significant variation between the performance of the Equity Fund or the Index Portfolio, as the case may be, and that of the Social Index, or between the composition and weighting of the Index Portfolio's securities holdings with those of the stocks comprising the Social Index. If the correlation between the weightings of securities held by the Index Portfolio and the weightings of the stocks in the Social Index falls below 0.95, the Board of Trustees of the Index Portfolio will review with the Submanager of the Index Portfolio methods for increasing such correlation, such as through adjustments in securities holdings of the Index Portfolio. To the extent practicable, the Index Portfolio will attempt to be fully invested.


      The Index Portfolio reserves the right to temporarily use a different investment strategy for defensive purposes in response to extraordinary market conditions, economic factors, or other occurrences. This may adversely affect the Index Portfolio's performance and the Index Portfolio may not achieve its investment objective. Investors should note, however, that the Index Portfolio has not used a different investment strategy for defensive purposes in the past and may decide not to do so in the future, even in the event of deteriorating market conditions.

      Securities Subject to Taxation: With respect to stocks of foreign issuers, the Index Portfolio does not purchase securities which the Index Portfolio believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the Index Portfolio's investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to any of the Index Portfolio's investments, the effect may be to reduce the income received by the Index Portfolio on such investments.

      Rule 144A Securities: The Equity Fund and the Index Portfolio may invest in certain restricted securities ("Rule 144A securities") for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A, as defined under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers. Neither the Equity Fund nor the Index Portfolio has any current intention to invest in these securities.

      One effect of Rule 144A is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. In promulgating Rule 144A, the SEC stated that the ultimate responsibility for liquidity determinations is that of an investment company's board of directors. However, the SEC stated that the board may delegate the day-to-day function of determining liquidity to the fund's investment adviser, provided that the board retains sufficient oversight.

      To the extent that liquid Rule 144A securities that the Equity Fund and the Index Portfolio holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Equity Fund's and the Index Portfolio's assets invested in illiquid assets would increase. The Manager and the Submanager will monitor the Equity Fund's and the Index Portfolio's investments in Rule 144A securities and will consider appropriate measures to enable the Equity Fund and the Index Portfolio to maintain sufficient liquidity for operating purposes and to meet redemption requests.

      Option Contracts: Although it has no current intention to do so, the Index Portfolio may in the future enter into certain transactions in stock options for the purpose of hedging against possible increases in the value of securities which are expected to be purchased by the Index Portfolio or possible declines in the value of securities which are expected to be sold by the Index Portfolio. Generally, the Index Portfolio would only enter into such transactions on a short-term basis pending readjustment of its holdings of underlying stocks.

      The purchase of an option on an equity security provides the holder with the right, but not the obligation, to purchase the underlying security, in the case of a call option, or to sell the underlying security, in the case of a put option, for a fixed price at any time up to a stated expiration date. The holder is required to pay a non-refundable premium, which represents the purchase price of the option. The holder of an option can lose the entire amount of the premium, plus related transaction costs, but not more. Upon exercise of the option, the holder is required to pay the purchase price of the underlying security in the case of a call option, or deliver the security in return for the purchase price in the case of a put option.

      Prior to exercise or expiration, an option position may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the exchange on which the position was originally established. While the Index Portfolio would establish an option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular option contract at any specific time. In that event, it may not be possible to close out a position held by the Index Portfolio, and the Index Portfolio could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. The inability to close out option positions also could have an adverse impact on the Index Portfolio's ability effectively to hedge its portfolio.

      Each exchange on which option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The investment adviser of the Index Portfolio does not believe that these trading and position limits would have an adverse impact on the possible use of hedging strategies by the Index Portfolio.

      Short Sales: Although it has no current intention to do so, the Index Portfolio may make short sales of securities or maintain a short position, if at all times when a short position is open the Index Portfolio owns an equal amount of such securities, or securities convertible into such securities.

                          BALANCED FUND AND EQUITY FUND

      Foreign Securities-- Diversification of assets on a global basis decreases the degree to which events in any one country, including the United States, will affect an investor's entire investment holdings. In the period since World War II, many leading foreign economies have grown more rapidly than the United States economy, providing investment opportunities, although there can be no assurance that this will be true in the future. As with any long-term investment, the value of shares when sold may be higher or lower than when purchased.

      Investors should recognize that investing in foreign securities involves certain risk factors, including those set forth below, which are not typically associated with investing in United States securities and which may affect the Funds' performance favorably or unfavorably. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets is less than that in the United States market and at times, volatility of price can be greater than in the United States. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Funds will endeavor to achieve the most favorable net results on portfolio transactions. Further, the Funds may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. It may be more difficult for the Funds' agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The investment advisers seek to mitigate the risks associated with the foregoing considerations through diversification and continuous professional management.

      The Funds may invest in sponsored and unsponsored American Depository Receipts (ADRs) and, in the case of the Balanced Fund, Global Depository Receipts (GDRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership in the underlying securities. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities into which they represent. Generally ADRs, in registered form, are designed for use in U.S. securities markets.

      Risks of Specialized Investment Techniques Abroad--The above described specialized investment techniques, when conducted abroad, may not be regulated as effectively as in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Funds' ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

      Lending of Portfolio Securities--Each Fund and the Index Portfolio may lend their securities to brokers, dealers and financial institutions, provided
(1) the loan is secured continuously by collateral, consisting of U.S. Government securities or cash or letters of credit, which is marked to the market daily to ensure that each loan is fully collateralized at all times; (2) the loan may be called at any time and the return of the securities loaned obtained within three business days; (3) each Fund or the Index Portfolio, as the case may be, will receive any interest or dividends paid on the securities loaned; and (4) the aggregate market value of securities loaned will not at any time exceed 30% of the total assets of the Funds or the Index Portfolio, as the case may be.

      Each Fund and the Index Portfolio will earn income for lending their securities either in the form of fees received from the borrower of the securities or in connection with the investment of cash collateral in short-term money market instruments. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

      In connection with lending securities, the Funds and the Index Portfolio may pay reasonable finders, administrative and custodial fees. No such fees will be paid to any person if it or any of its affiliates is affiliated with the Funds, the Index Portfolio, the investment adviser of the Funds or Index Portfolio, the investment subadviser of the Balanced Fund or the investment manager or submanager of the Index Portfolio.

      At the present time, the Balanced Fund has no intention to loan securities worth more than 5% of the Fund's assets.

                     HISTORY OF THE GREEN CENTURY FUNDS AND
                        GREEN CENTURY CAPITAL MANAGEMENT
                              SHAREHOLDER ACTIVISM


      While the companies in the portfolios of the Green Century Balanced Fund and the Index Portfolio must meet basic standards for corporate environmental responsibility, some still have room for improvement. In such cases, Green Century may enter into dialogue with those companies or file a shareholder resolution to initiate improvement. In addition, the Green Century Balanced Fund may hold small positions in companies which do not meet the Fund's environmental criteria for the express purpose of enabling the Fund to advocate for changes in irresponsible corporate behavior. Since shareholder advocacy is critical to Green Century's mission of promoting greater corporate environmental responsibility, Green Century and Green Century Capital Management will continue to file additional shareholder resolutions and work with other concerned environmentally conscious investors. The following is a history of Green Century's shareholder activism as of September 30, 2002.


CERES -- Green Century Capital Management has been involved with CERES, the Coalition of Environmentally Responsible Economies, created in 1989 to spur corporations to better their environmental behavior. The CERES Principles establish comprehensive corporate environmental standards and disclosure requirements. Companies that endorse the CERES Principles back up their pledges with concrete information, publicly reported in the CERES Report. Green Century Capital Management's participation in CERES has enabled it to join in negotiations with various corporations, which have ranged from Aveda and Ben & Jerry's to General Motors and Sunoco, and help increase the pressure for change. Green Century Capital Management staff also spoke at the May 1993 PepsiCo annual shareholders meeting in favor of that company's endorsement of the CERES Principles.


      In June of 1997, Green Century co-sponsored a resolution at Thermo Electron, urging the company to endorse the CERES Principles. The resolution won 4.5% of the vote.


PEPSICO --In November of 1993, the Balanced Fund filed a shareholder resolution at Pepsi Co. to spur the corporation to further improve its environmental programs and limit its active opposition to environmental protection measures such as recycling campaigns and efforts to pass state and national Bottle Bill legislation. The vote was held at the May 1994 annual shareholders meeting at which Green Century Capital Management staff made a presentation in support of the resolution. The resolution received 43.8 million votes, equal to 8.45% of the votes cast on the resolution. This was a strong first showing, sending a message to PepsiCo management about the growing shareholder concern for the environment.

      In 1995, PepsiCo came to the negotiating table with Green Century, apparently wishing to avoid the negative publicity that another shareholder resolution involving PepsiCo's opposition to the bottle bill could create. The company agreed to conduct a comprehensive study of its environmental policies and devise a set of principles designed to guide company-wide action. PepsiCo also agreed to discontinue the use of disposable shipping containers in favor of plastic shells that it will reuse. The company also committed to manufacture a new aluminum lid that will save 25 million pounds of aluminum per year.

      Green Century will be renewing its efforts to improve Pepsi's environmental policies in 2002-2003. The Equity Fund is working with a coalition to increase the company's use of recycled content in its packaging.

GENERAL MILLS -- In July of 1994, Green Century Capital Management learned that General Mills had allowed the manufacture and distribution of 50 million boxes of cereal that had been made from oats treated with an illegal pesticide. Though General Mills recalled the contaminated cereal, Green Century Capital Management wrote to General Mills CEO H. Brewster Atwater requesting that the company more closely monitor its food manufacturing. Mr. Atwater responded by outlining the steps the company would take to prevent similar mishaps.

INTEL -- In 1994 the Balanced Fund joined forces with the Jessie Smith Noyes Foundation in filing a shareholder resolution that would require Intel, an electronics producer, to make publicly available information which would allow public assessment of its facilities' environmental and safety hazards. The resolution was in response to a report by the Southwest Organizing Project which states that Intel's Rio Rancho plant in New Mexico would require amounts of water exceeding local capacity. While the resolution did not pass, it did move Intel President Andrew Grove to initiate a long sought after dialogue with Noyes' President Stephen Viederman.

      The following year, the Balanced Fund and Noyes filed another shareholder resolution with Intel, prompting Intel to revise its Environmental, Health and Safety Policy to include sharing information on the company's environmental and safety hazards with the public. Further, Intel agreed that the "communities" with which it will share information will include all community groups and not just the elected officials and local advisory panels set up by Intel to which the company had offered limited information in the past. As a result, Noyes, with the support of Green Century and the other co-filers, withdrew the shareholders resolution. The resolution's proponents and local community organizations will continue to monitor Intel's implementation of the new policy.


SECURITIES AND EXCHANGE COMMISSION -- In February of 1995, Green Century Capital Management staff corresponded with SEC Commissioner Arthur Levitt to urge him not to allow the SEC to restrict shareholder activism, and with Senator John Kerry to urge him to consider the rights of shareholders to file resolutions when considering two pending nominations to the SEC.


      In September 1997, the SEC proposed new rules that Green Century Capital Management believed would have disenfranchised shareholder activists by severely limiting the shareholder resolution process. Green Century Capital Management formally opposed the new rules by registering concerns with SEC Commissioner Arthur Levitt and by filing comments with SEC Secretary Jonathon Katz. Green Century Capital Management joined a diverse coalition of 340 organizations opposed to the new proposed rules. Coalition partners included environmental organizations such as the National Wildlife Federation and the Sierra Club. Green Century Capital Management staff also met with the staff of U.S. House Commerce Committee members, urging members to oppose the proposed rules. In a victory for shareholder activists, in May of 1998 the SEC adopted final regulations that preserved the shareholder resolution process.

TIME WARNER -- In 1992, Time Warner, Inc. committed to convert Time magazine to chlorine-free paper. The company has not only not done so as of yet and has resisted requests to report on its plans to convert.

      In 1995, Green Century Capital Management staff wrote Time President Reginald Brack to request that Time convert to chlorine free paper in its publications. The Balanced Fund then joined as a co-filer in a shareholder resolution at Time which asked the Time Board of Directors to report on its plans to convert to the use of chlorine-free paper. The resolution was presented at Time Warner's annual shareholder meeting by Green Century Trustee Wendy Wendlandt on May 16, 1996 and won a yes vote of nearly 18 million shares, or 5.5% of the votes cast. This was enough to persuade Time Warner CEO Gerald Levin to state that he welcomed continuing dialogue with the resolution's proponents and to qualify the resolution to be introduced the following year. In May of 1997 the resolution was voted on a second time and did not garner enough votes to allow us to re-introduce it in 1998.

PROCTER & GAMBLE - On May 1, 1998, the Equity Fund, on behalf of the Index Portfolio, joined with other shareholders of Procter & Gamble to file a resolution with the company. It is Green Century's belief that Procter & Gamble's use of chlorinated bleached paper perpetuates the release of unnecessary toxins that are harmful to human and environmental health. The resolution pressed the company to report to the shareholders on steps it can take to use chlorine-free pulp and paper as well as on its plans for a long-term phase out of chlorinated compounds in all of its products. The resolution was presented at Procter & Gamble's October 13, 1998 annual meeting.

ARCO - In September 1998, the Equity Fund wrote Mike Bowlin, the CEO of Atlantic Richfield (ARCO), to ask the company to refrain from drilling in the Coastal Plain, 1002 Area, of the Arctic National Wildlife Refuge in Alaska. The Arctic National Wildlife Refuge is the only conservation area in the nation that provides a complete range of Arctic and sub-Arctic ecosystems balanced with a wide variety of wildlife including large populations of caribou, muskoxen, brown, black and polar bears, wolves, Dall sheep, snow geese and thousand of other migratory birds. The Coastal Plain is the biological heart of the Refuge, to which a vast herd of caribou migrate each spring to give birth. The Department of the Interior has concluded that oil development in the Coastal Plain would result in major adverse impacts on this caribou population and former Interior Secretary Bruce Babbitt has likened drilling for oil in the Refuge to damming up the Grand Canyon. The 125-mile long Coastal Plain is the only section of Alaska's 1100-mile long North Slope not open for oil and gas drilling. In fact, oil companies already have access to 95 percent of Alaska's North Slope. Most recent federal estimates have predicted that only 2.6 million barrels of oil would be economically recoverable in the Coastal Plain - less than 5 months worth of use in the United States.

      Green Century worked with other concerned investors and environmental organizations such as U.S. PIRG to prevent the destruction of this precious resource. The Equity Fund, on behalf of the Index Portfolio, filed a shareholder resolution in November 1998 requesting that the company voluntarily refrain from drilling in 1002 Area of the Refuge. Following a meeting with senior ARCO management in January 1999, the resolution was voted on at ARCO's annual meeting on May 3, 1999 in Los Angeles, CA. The resolution was presented, on the Equity Fund's behalf, by environmental advocate Athan Manuel, the PIRG's "Save the Arctic" Campaign Director. 4.7% of ARCO shareholders voted in support of the resolution, enough votes to allow the Equity Fund to re-introduce the resolution at the company's annual meeting in the following year and continue to press ARCO's management to refrain from drilling in the Refuge. Green Century Capital Management assisted in organizing similar shareholder resolutions with other oil companies, including Chevron, who wish to drill in the Arctic National Wildlife Refuge.

      The Green Century Equity Fund, on behalf of the Index Portfolio, re-filed a shareholder resolution with ARCO in November of 1999 for vote at the May 2000 shareholder meeting. The resolution again pressed ARCO to unconditionally cancel any future plans for oil drilling in the Arctic National Wildlife Refuge and immediately stop the expenditure of any corporate funds targeted to achieve this objective. However, in April 2000, the U.S. Federal Trade Commission ("FTC") approved a merger between ARCO and BP AMOCO; as of April 18, 2000 ARCO ceased to exist, rendering the shareholder resolution moot and the Index Portfolio sold its BP AMOCO shares.


BP plc- In October 2000, the Green Century Balanced Fund acquired a small number of shares of BP plc for the purpose of co-filing a shareholder resolution to encourage the company to refrain from drilling in the pristine Arctic National Wildlife Refuge. Green Century Capital Management is coordinating this shareholder resolution campaign with the PIRG's national grassroots campaign to preserve and protect this habitat from destruction.

     The resolution was filed in January of 2001, but was rejected by BP plc because the co-filers owned their shares in the form of American Depository Receipts (ADRs). While protesting BP's action as undemocratic, the Balanced Fund and the other co-filers converted their shares in BP to common stock in order to re-file the resolution. The resolution was re-filed in March of 2001, but BP again rejected it, this time because the shares were held by a bank. Green Century continued to protest these actions as detrimental to the democratic right of shareholders to file resolutions and persisted in its campaign to convince BP not to drill in the Arctic National Wildlife Refuge.

     In April 2002, the Green Century Balanced Fund successfully filed a resolution with BP plc urging the company to reconsider its plans to drill in the Artic Refuge. 11% of BP plc shareholders voted in favor of the resolution at the company's annual meeting, a strong showing that demonstrated significant concern on the part of BP plc shareholders about the Refuge's fate. At the meeting, Athan Manual, representing the Balanced Fund, spoke out to shareholders and the media on this critical issue. "We call on BP to acknowledge the growing shareholder support for protecting the Artic Refuge, and we look forward to negotiating with them on canceling their drilling plans." Green Century will continue in these efforts in 2002-2003.

CAMPBELL SOUP COMPANY - Green Century Capital Management believes that genetically engineered agricultural products may be harmful to humans, animals, and the environment. Such products have not been independently tested for safety, and, when not labeled, consumers cannot identify and thus avoid them. Because of these concerns, the Green Century Equity Fund co-filed a resolution in May of 2001 with the Campbell Soup Company, a producer of some genetically engineered foods. The resolution asked Campbell to prepare a report identifying the environmental impact of the continued use of genetically engineered crops and organisms. In July of 2001, Mindy S. Lubber, the founding President of Green Century Capital Management, joined other co-filers in meeting with management of the Campbell Soup Company in New York. Though Campbell's management decided against supporting our resolution, the meeting was the start of a productive dialogue between the co-filers and the company. 3% of Campbell's shareholders voted in favor of the resolution at the company's annual meeting in November 2001.

CONOCO PHILLIPS (FORMERLY PHILLIPS PETROLEUM) - In 2002 Green Century opened a new front in our campaign to save the Artic. The Balanced Fund was the primary filer of a resolution with Phillips Petroleum requesting the company cancel its plans to drill in the Refuge. Phillips, along with BP plc, is one of the four major oil companies attempting to open the Refuge for drilling. At the company's annual general meeting in

Appril 2002, 5.3% of Phillips' shareholders joined Green Century in urging that the company take a different course. A Green Century representative, Elizabeth Hitchcock, was on hand to urge shareholders to vote in favor of our proposal. Green Century will continue in its efforts to protect the Artic in 2002-2003 by filing another shareholder resolution and working to promote dialogue with Phillips.

SPRINT - The Green Century Equity Fund was the primary filer of a resolution advocating that Sprint print its customers' monthly bills on recycled paper. This action would save thousands of tons of paper each year and reduce air pollution from the production of paper for its bills by 74%. Furthermore, the production of recycled paper reduces energy use by 60% compared to paper made from virgin wood. Although the SEC allowed Sprint to avoid placing the resolution before its shareholders, Green Century representatives, including Mindy Lubber, convinced Sprint to conduct a thorough study of the issue and report back on their findings. We will proceed in activism and dialogue with Sprint through the coming year.

KRAFT - In 2002, the Green Century Balanced Fund expanded its efforts to protect consumers form genetically engineered food ingredients by beginning work with Kraft Foods. The Balanced Fund purchased shares in Kraft to seek to pressure the company to remove engineered ingredients from its products. Since Kraft is the largest food company in the world, these actions would have a massive impact on the industry. Green Century representative, Kate Madigan, attended Kraft's annual meeting in April 2002 and spoke to Kraft shareholders, as well as to Kraft CEO Betsy Holden, on the potential dangers of genetically engineered foods. Green Century looks forward to continuing its fight to protect consumers from genetically engineered foods in 2002-2003.

EMC - In addition to campaigning to protect the environment, Green Century works to protect shareholders' democratic right to make their voices heard. In 2002, EMC, one of Massachusetts' largest companies, lobbied the State Legislature in favor of a bill that would have ended the requirement that Massachusetts corporations hold at least one in-person shareholder meeting each year. This proposal would have significantly restricted shareholders' ability to request responsible corporate action on important environmental and social issues. Along with other concerned investors, the Green Century Equity Fund co-filed a resolution with EMC that encouraged the company to affirm its commitment to in-person annual meetings. The SEC allowed EMC to keep the resolution off its 2002 shareholders' ballot, but Green Century remains committed to pressuring EMC to adopt more democratic practices.

WASHINGTON MUTUAL - A Green Century representative, Robert Pregulman, joined Rob Reiner and other celebrities at a press conference at Washington Mutual's annual meeting in May 2002. The event alerted the company's shareholders to Washington Mutual's desire to build a housing development on a 2,800 acre tract of open space in California. This development would threaten critical waterways and worsen the problems of urban sprawl that plague Southern California. Mr. Reiner, who joined Mr. Pregulman in co-signing an opinion piece on this issue in the Seattle Times, took a moment after the event to thank Green Century for its work on this issue. We will continue to monitor this situation in 2002-2003.

ADDITIONAL ADVOCACY EFFORTS IN 2002-2003 - The Green Century Funds are preparing to co-file other shareholder resolutions and engage in dialogue with corporations on several other key environmental issues in 2002-2003. In addition to the shareholder resolutions previously discussed, Green Century also plans to file resolutions with Dell, Ford and Southern Company.

      Green Century plans to seek to encourage Dell to develop and implement a comprehensive plan to take back its old computers from consumers. Discarded consumer electronics are one of the fastest growing waste streams and largest known sources of heavy metal pollutants. Without an effective system for collecting and recycling old computers, the toxic chemicals found in these electronics will continue to pollute our soil and groundwater.

      In 2002-2003, Green Century intends to begin efforts with Ford and Southern Company in a campaign to fight global warming. As part of a coalition of concerned investors, Green Century plans to file a resolution that would require Ford to reduce vehicle emissions - a major contributor to global warming. Green Century also plans to file a resolution calling on Southern Company to reduce emissions from its power plants. Southern Company relies heavily upon coal-burning power plants, making it one of the dirtiest power companies in the country.

      Green Century Capital Management recently purchased shares in a number of companies for the purpose of engaging in shareholder activism. Green Century Capital Management is the Administrator of both the Balanced Fund and the Equity Fund.


GREEN CENTURY EQUITY FUND PROXY VOTES - Invested in a portfolio that owns the stocks of 400 companies, the Equity Fund's portfolio has opportunities to vote its shares on many environmental and social issues.


INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------


      Each Fund and the Index Portfolio is operated under the following investment restrictions which are deemed fundamental policies and may be changed with respect to a Fund or the Index Portfolio only with the approval of the holders of a "majority of the outstanding voting securities" of the Fund or the Index Portfolio which, as defined in the 1940 Act and as used herein, means the vote of the lesser of (i) 67% or more of the "voting securities" of the Fund or the Index Portfolio present at a meeting, if the holders of more than 50% of the "voting securities" of the Fund or the Index Portfolio are present in person or represented by proxy; or (ii) more than 50% of the outstanding "voting securities" of the Fund or the Index Portfolio outstanding interests whichever is less. Whenever the Equity Fund is requested to vote on a matter pertaining to the Index Portfolio, the Trustees of the Equity Fund will, in their discretion and in accordance with applicable law, either seek instructions from shareholders of the Equity Fund and vote the shares only in accordance with such instructions, or vote the shares held by the Equity Fund in the same proportion as the vote of all other holders of shares in the Index Portfolio.


                                  BALANCED FUND

      The Trust, on behalf of the Balanced Fund, may not:

      (1) borrow money or mortgage or hypothecate assets of the Fund, except that in an amount not to exceed 1/3 of the current value of the Fund's net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the redemption of shares while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption "Non-Fundamental Restrictions" below. (As an operating policy, the Fund may not engage in reverse repurchase agreements.);


      (2) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

      (3) underwrite securities issued by other persons except insofar as the Trust or the Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

      (4) make loans to other persons except (a) through the lending of the Fund's portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of the Fund's net assets will be invested in repurchase agreements maturing in more than seven days, or (c) by purchasing a portion of an issue of debt securities of types commonly distributed privately to financial institutions, for which purposes the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

      (5) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Trust may hold and sell, for the Fund's portfolio, real estate acquired as a result of the Fund's ownership of securities);

      (6) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Trust has no current intention to engage in short selling);

      (7) concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of its total assets may be invested in any one industry, except that positions in futures or option contracts shall not be subject to this restriction; and

      (8) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

      Non-Fundamental Restrictions--In order to comply with certain federal statutes and policies the Trust, on behalf of the Balanced Fund, will not as a matter of operating policy:

    (1) purchase securities issued by any investment company if as a result thereof (a) more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more that 5% of the Fund's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund (the Trust has no current intention of investing the assets of the Fund in other investment companies);

    (2) invest more than 15% of the net assets of the Fund (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable;

    (3) with respect to 75% of the total assets of the Fund, invest more than 5% of the total assets of the Fund in the securities or obligations of any one issuer (other than U.S. Government obligations) or acquire more than 10% of the outstanding voting securities of any one issuer;

      These policies are not fundamental and may be changed without shareholder approval in response to changes in the various state and federal requirements.


                                   EQUITY FUND

      The Equity Fund may not:

(1) borrow money, except that as a temporary measure for extraordinary or emergency purposes the Fund may borrow an amount not to exceed 1/3 of the current value of the net assets of the Fund, including the amount borrowed (moreover, the Fund may not purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund, taken at market value);

      (2) purchase any security or evidence of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and except that the Fund may make deposits of initial deposit and variation margin in connection with the purchase, ownership, holding or sale of options;

      (3) write any put or call option or any combination thereof, provided that this shall not prevent (i) the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities, or
(ii) the purchase, ownership, holding or sale of options on securities;

      (4) underwrite securities issued by other persons, except that the Fund may invest all or any portion of its assets in the Index Portfolio and except insofar as the Fund may technically be deemed an underwriter under the 1933 Act in selling a security;

      (5) make loans to other persons except (a) through the lending of securities held by the Fund and provided that any such loans not exceed 30% of its total assets (taken in each case at market value), or (b) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of its net assets will be invested in repurchase agreements maturing in more than seven days; for additional related restrictions, see paragraph (6) immediately following;

      (6) invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements maturing in not more than seven days and other than securities which may be resold pursuant to Rule 144A under the 1933 Act if the Board of Trustees determines that a liquid market exists for such securities) if, as a result thereof, more than 10% of its net assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days), except that the Fund may invest all or any portion of its assets in the Index Portfolio;

      (7) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the
Fund);

      (8) make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 5% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time;

      (9) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating paragraph (1) above;

      (10) as to 75% of its assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 5% of the Fund's assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States or any agency or instrumentality of the United States), except that for purposes of this restriction the issuer of an option shall not be deemed to be the issuer of the security or securities underlying such contract and except that the Fund may invest all or any portion of its assets in the Index Portfolio; and

      (11) invest more than 25% of its assets in any one industry unless the stocks in a single industry were to comprise more than 25% of the Social Index, in which case the Fund will invest more than 25% of its assets in that industry, and except that the Fund may invest all of its assets in the Index Portfolio.

      Non-Fundamental Restrictions: In order to comply with certain federal statutes and policies, the Equity Fund will not, as a matter of operating policy, purchase puts, calls, straddles, spreads and any combination thereof if the value of its aggregate investment in such securities will exceed 5% of the Equity Fund's total assets at the time of such purchase. This policy is not fundamental and may be changed by the Equity Fund without the approval of its investors in response to changes in federal requirements.

      In addition, as a non-fundamental policy, the Equity Fund will under normal circumstances and as a matter of operating policy, invest at least 80% of its assets in equity securities and related investments. Compliance with this non-fundamental investment restriction is measured at the time an investment is made. Shareholders of the Green Century Equity Fund will be provided with at least 60 days' prior notice of any change in the non-fundamental restriction set forth in this paragraph.

     Percentage Restrictions: If a percentage restriction or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by a Fund or a later change in the rating of a security held by a Fund will not be considered a violation of policy; provided that if at any time the ratio of borrowings of a Fund to the net asset value of a Fund exceeds the ratio permitted by Section 18(f) of the 1940 Act, a Fund will take the corrective action required by Section 18(f).

                                 INDEX PORTFOLIO

The Index Portfolio may not:

      (1) borrow money if such borrowing is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder;

      (2) make loans to other persons if such loans are prohibited by the 1940 Act or the rules and regulations promulgated thereunder;

      (3) invest more than 25% of its assets in any one industry except that (a) all or any portion of the assets of the Index Portfolio may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and (b) if an investment objective or strategy of the Index Portfolio is to match the performance of an index and the stocks in a single industry comprise more than 25% of such index, the Index Portfolio may invest more than 25% of its assets in that industry;

      (4) purchase or sell real estate or interests in oil, gas or mineral leases in the ordinary course of business (the Index Portfolio reserves the freedom of action to hold and to sell real estate acquired as the result of the ownership of securities by the Index Portfolio);

      (5) purchase or sell commodities or commodities contracts in the ordinary course of business (the foregoing shall not preclude the Index Portfolio from purchasing or selling futures contracts or options thereon);

      (6) underwrite securities issued by other persons, except that all or any portion of the assets of the Index Portfolio may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and except insofar as the Index Portfolio may technically be deemed an underwriter under the 1933 Act, in selling a security; or

      (7) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

      In addition, as a matter of fundamental policy, the Index Portfolio will invest all of its investable assets in (a) securities and instruments that meet social criteria, (b) one or more investment companies that apply social criteria in selecting securities and instruments, (c) cash and (d) any combination of the foregoing.


NON-FUNDAMENTAL RESTRICTIONS: The following policies are not fundamental and may be changed by the Index Portfolio without the approval of the Fund or its other investors.


      The Index Portfolio will not as a matter of operating policy:

      (1) purchase puts, calls, straddles, spreads and any combination thereof if the value of its aggregate investment in such securities will exceed 5% of the Index Portfolio's total assets at the time of such purchase;

      (2) invest more than 15% of the net assets of the Index Portfolio in illiquid securities, except that the Index Portfolio may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act or the rules and regulations thereunder;

      (3) as to 75% of its total assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 5% of the Index Portfolio's total assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by (a) the United States, (b) any state or political subdivision thereof, (c) any political subdivision of any such state or (d) any agency or instrumentality of the United States, any state or political subdivision thereof, or any political subdivision of any such state), provided that, for purposes of this restriction, (i) the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract and (ii) the Index Portfolio may invest all or any portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act; or

      (4) as to 75% of its total assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Index Portfolio, provided that, for purposes of this restriction, (a) the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract and (b) the Index Portfolio may invest all or any portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.


      In addition, as a non-fundamental policy, the Index Portfolio will under normal circumstances and as a matter of operating policy, invest at least 80% of its assets in securities of companies included in the Domini 400 Social IndexSM and related investments. Compliance with this non-fundamental investment restriction is measured at the time an investment is made. Holders of beneficial interest in the Index Portfolio (including the Equity Fund) will be provided with at least 60 days' prior notice of any change in the non-fundamental restriction set forth in this paragraph.


      PERCENTAGE AND RATING RESTRICTIONS: If a percentage restriction or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Index Portfolio or a later change in the rating of a security held by the Index Portfolio will not be considered a violation of policy; provided that if at any time the ratio of borrowings of the Index Portfolio to the net asset value of the Index Portfolio exceeds the ratio permitted by Section 18(f) of the 1940 Act, the Index Portfolio will take the corrective action required by Section 18(f).

TRUSTEES AND  OFFICERS


      The affairs of the Green Century Funds are conducted under the direction of the Board of Trustees of Green Century in accordance with the laws of the Commonwealth of Massachusetts, and the affairs of the Index Portfolio are conducted under the direction of its Board of Trustees in accordance with the laws of the State of New York. The Trustees and officers of Green Century are separate and independent from the Trustees and officers of the Index Portfolio.

     The Trustees and officers of the Trust and the Index Portfolio, their ages, their principal occupations during the past five years (although their titles may have varied during the period), other directorships held and the number of investment companies in the Green Century Family of Funds that the Trustees oversee are set forth below.

                              TRUSTEES OF THE TRUST

GREEN CENTURY FUNDS TRUSTEES AND OFFICERS

The following table presents information about each Trustee and each Officer of the Trust. Each Trustee and each officer of the Trust noted as an "interested person" (as defined in the 1940 Act), and noted with an asterisk, is interested by virtue of his or her position with Green Century as described below. The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee holds office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office.


                                                                          Number of
                                                                          Funds in
                     Position(s)                                          Green
                      Held with                                           Century
                      the Trust                                           Family of
                     and Length       Principal Occupation(s) During      Funds
 Name, Address and     of Time     Past 5 Years and Other Directorships   Overseen
        Age            Served                      Held                   by Trustee
-------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
-------------------------------------------------------------------------------------
David J. Fine          Trustee      Proprietor, Law Offices of David J.       2
3 Center Plaza       since 1991    Fine (since 2001); Partner, Dangel &
Suite 400                                Fine (from 1997 to 2001)
Boston, MA 02108
Age: 54

Steven Kadish          Trustee           Senior Vice President for            2
29 Temple Place      since 1991   Administration, Harvard Pilgrim Health
Suite 200                            Care (since 1999); Assistant Vice
Boston, MA 02111                   Chancellor for Biologic Laboratories
Age: 46                                 and Programs, University of
                                    Massachusetts Medical Center (from
                                  1997 to 1999); Member, Advisory Board,
                                     Eliot House (since 2000); Member,
                                     Board of Directors, Newton Youth
                                        Soccer (from 1997 to 2001)

Stephen Morgan         Trustee     President, EUA, Citizens Conservation      2
29 Temple Place      since 1991         Services, Inc. (since 1995)
Suite 200
Boston, MA 02111
Age: 54

C. William Ryan        Trustee        Director, Brookline Tai Chi (since      2
29 Temple Place       since 1991      1992)
Suite 200
Boston, MA 02111
Age: 48

James H. Starr         Trustee    Attorney, Starr and Burgess, PC (since      2
Post Office Box      since 1991    1991); County Commissioner, Gunnison
1167                                County, CO (since 1999); Secretary
Crested Butte, CO                 and Director, Crested Butte Land Trust
81224                                          (since 1992)
Age: 55
-------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
-------------------------------------------------------------------------------------
Douglas M. Husid*     President      Director, Goulston & Storrs, P.C.        2
400 Atlantic Avenue  since 1997,      (since 1991), (Counsel to Green
Boston, MA 02110       Trustee       Century Capital Management, Inc.)
Age: 51              since 1991

Douglas H. Phelps*     Trustee       President, Green Century Capital         2
1129 State Street    since 1997       Management, Inc. (since 1996);
Santa  Barbara,  CA                Chairperson, Fund for Public Interest
93101                                Research (since 1983); President,
Age: 55                                Telefund, Inc. (since 1988).

Wendy Wendlandt*       Trustee    Senior Staff, Fund for Public Interest      2
3435 Wilshire        since 1991           Research (since 1989).
Boulevard
Suite 385
Los Angeles, CA 9010
Age: 41

-------------------------------------------------------------------------------------
OFFICERS:
-------------------------------------------------------------------------------------



                                                                          Number of
                                                                          Funds in
                     Position(s)                                          Green
                      Held with                                           Century
                      the Trust                                           Family of
                     and Length       Principal Occupation(s) During      Funds
 Name, Address and     of Time     Past 5 Years and Other Directorships   Overseen
        Age            Served                      Held                   by Trustee
--------------------------------------------------------------------------------------
Kristina A. Curtis*   Treasurer       Vice President for Finance and      Not
29 Temple Place      since 1991       Operations (since 2002), Chief      applicable
Suite 200                            Operating Officer (1991 to 2002),
Boston, MA 02111                   Treasurer and Director (since 1991),
Age: 50                           Green Century Capital Management, Inc.

Adrienne M.           Secretary     Personal Trainer (since 2001); Vice   Not
Shishko*                 and         President, Green Century Capital     applicable
29 Temple Place       Assistant    Management, Inc. (from 1999 to 2001);
Suite 200             Treasurer    Secretary and Director, Green Century
Boston, MA 02111     since 1991   Capital Management, Inc. (since 1991).
Age: 40

                 TRUSTEES AND OFFICERS OF THE INDEX PORTFOLIO

     Each Trustee and officer of the Index Portfolio noted as an "interested person" (as defined in the 1940 Act), and noted with an asterisk, is interested by virtue of his or her position with Domini Social Investments LLC ("DSIL"), sponsor of the Index Portfolio, as described below. The Index Portfolio does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee of the Index Portfolio holds office until his or her successor is elected or until he or she retires, resigns, dies or is removed from office. Unless otherwise indicated, the address of each Trustee and officer of the Index Portfolio is 536
Broadway, 7th Floor, New York, New York 10012.

                                                                          Number of
                     Position(s)                                          Portfolios
                      Held with                                           in Domini
                      the Trust                                           Family of
                     and Length       Principal Occupation(s) During      Funds
                       of Time     Past 5 Years and Other Directorships   Overseen
   Name and Age        Served                      Held                   by Trustee
-------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
-------------------------------------------------------------------------------------
Julia Elizabeth        Trustee       Trustee, Fiduciary Trust Company         4
Harris               since 1999      (since 2001); Vice President, UNC
                                   Partners, Inc. (financial management)
Age: 54                             (since 1990); Director and Trustee,
                                         Boom Times, Inc. (service
                                        organization) (1997-1999).

Kirsten S. Moy         Trustee       Director, Economic Opportunities         4
                     since 1999   Program, The Aspen Institute (research
Age: 55                                and education) (since 2001);
                                      Consultant, Equitable Life/AXA
                                      (1998-2001); Project Director,
                                   Community Development Innovation and
                                   Infrastructure Initiative (research)
                                   (1998-2001); Group Leader, Financial
                                     Innovations Roundtable (research)
                                      (2000-2001); Consultant, Social
                                     Investment Forum (trade association)
                                     (1998); Distinguished Visitor, John D.
                                   and Catherine T. MacArthur Foundation
                                        (1998); Director, Community
                                    Development Financial Institutions
                                   Fund, U.S. Department of the Treasury
                                               (1995-1997).


                     Position(s)                                          Portfolios
                      Held with                                           in Domini
                      the Trust                                           Family of
                     and Length       Principal Occupation(s) During      Funds
                       of Time     Past 5 Years and Other Directorships   Overseen
   Name and Age        Served                      Held                   by Trustee
-------------------------------------------------------------------------------------
William C. Osborn      Trustee      Manager, Commons Capital Management       4
                     since 1997     LLC (venture capital) (since 2000);
Age: 58                              Special Partner/Consultant, Arete
                                   Corporation (venture capital) (since
                                     1999); Principal/Manager, Venture
                                     Investment Management Company LLC
                                      (venture capital) (1996-1999);
                                    Director, World Power Technologies,
                                     Inc. (power equipment production)
                                    (since 1999); Director, Investors'
                                  Circle (socially responsible investors
                                           network)(since 1999).

Karen Paul             Trustee          Professor of Management and           4
                     since 1997       International Business, Florida
Age: 58                           International University (since 1990);
                                  Partner, Trinity Industrial Technology
                                     (1991-2002); Executive Director,
                                   Center for Management in the Americas
                                               (1997-2002).

Gregory A. Ratliff     Trustee      Senior Fellow, The Aspen Institute        4
                     since 1999   (research and education) (since 2002);
Age: 42                            Director, Economic Opportunity, John
                                       D. and Catherine T. MacArthur
                                     Foundation (1997-2001); Associate
                                         Director, Program-Related
                                   Investments, John D. and Catherine T.
                                     MacArthur Foundation (1994-1997).

Frederick C.           Trustee         Treasurer and Trustee, RIGHA           4
Williamson, Sr.      since 1990      Foundation (charitable foundation
                                   supporting health care needs) (since
Age: 87                                1994); Chairman, Rhode Island
                                   Historical Preservation and Heritage
                                   Commission (state government) (since
                                   1995); Treasurer, Rhode Island Black
                                  Heritage Society (nonprofit education)
                                   (since 1984); Trustee, National Park
                                    Trust (nonprofit land acquisition)
                                    (since 1983); President's Advisory
                                     Board - Salve Regina University,
                                      Newport, RI (since 1999); Board
                                       Member, Preserve Rhode Island
                                  (nonprofit preservation) (since 1999);
                                        Trustee, National Parks and
                                   Conservation Association (1986-1997);
                                        Advisor, National Parks and
                                   Conservation Association (1997-2001).

-------------------------------------------------------------------------------------
INTERESTED TRUSTEE:
-------------------------------------------------------------------------------------
Amy L. Domini*         Chair,      President and CEO, DSIL (since 2002);      4
                      President     Manager, DSIL (since 1997); Member,
Age: 52              and Trustee    Board of Managers, DSIL Investment
                     since 1990    Services LLC ("DSILD") (since 1998);
                                    Private Trustee, Loring, Wolcott &
                                    Coolidge (fiduciary) (since 1987);
                                     CEO, Secretary and Treasurer, KLD
                                    Research & Analytics, Inc. (social
                                      research provider) (1990-2000);
                                      Trustee, New England Quarterly
                                     (periodical) (since 1998); Board
                                  Member, Social Investment Forum (trade
                                    organization) (1995-1999); Trustee,
                                   Episcopal Church Pension Fund (since
                                  1994); Board Member, Financial Markets
                                    Center (nonprofit financial markets
                                     research and education resources
                                          provider) (since 2002).

-------------------------------------------------------------------------------------
                     Position(s)                                          Portfolios
                      Held with                                           in Domini
                      the Trust                                           Family of
                     and Length       Principal Occupation(s) During      Funds
                       of Time     Past 5 Years and Other Directorships   Overseen
   Name and Age        Served                      Held                   by Trustee
-------------------------------------------------------------------------------------
OFFICERS:
-------------------------------------------------------------------------------------
Carole M. Laible*     Secretary    Chief Operating Officer, DSIL (since   Not
                         and       2002); Financial/Compliance Officer,   applicable
Age: 39               Treasurer    DSIL (since 1997); President and CEO,
                     since 1997    DSILD (since 2002); Chief Compliance
                                    Officer, DSILD; (since 2001); Chief
                                     Financial Officer, Secretary and
                                      Treasurer, DSILD (since 1998);
                                     Financial/Compliance Officer and
                                     Secretary of investment companies
                                    within Fundamental Family of Funds
                                               (1994-1997).

Steven D.               Vice         Member and Principal, DSIL (since    Not
Lydenberg*            President       1997); Director, KLD Research &     applicable
                     since 1990      Analytics, Inc. (social research
Age: 57                             provider) (since 1990); Director of
                                    Research, KLD Research & Analytics,
                                             Inc. (1990-2001).



                                   COMMITTEES

The Board of Trustees of the Trust has three standing committees: an Audit Committee, a Nominating Committee and a Valuation Committee. James H. Starr and Stephen Morgan, each an Independent Trustee, are members of the Audit Committee. The Audit Committee met once during the Trust's last fiscal year to select the auditor, review the Funds' financial statements and audited annual report, to receive the report of the Trust's independent auditors, and to review the internal and external accounting procedures of the Trust.

The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board of Trustees. The Nominating Committee will consider nominees recommended by shareholders. If you would like to recommend a nominee to the Nominating Committee, please deliver your recommendations in writing to the Secretary of the Trust, c/o Green Century Capital Management, Inc., 29 Temple Place, Suite 200, Boston, MA 02111. The Nominating Committee did not meet during the Funds' last fiscal year.

Douglas M. Husid and C. William Ryan, an Independent Trustee, are members of the Valuation Committee. The Valuation Committee monitors the valuation of fund investments. The Valuation Committee did not meet during the Trust's last fiscal year.

                             TRUSTEE SHARE OWNERSHIP

      The following table shows the amount of equity securities beneficially owned by the Trustees of the Trust in all investment companies in the Green Century Family of Funds as of December 31, 2001:

INTERESTED TRUSTEES
                   Dollar Range of       Dollar Range of      Aggregate Dollar
Name of Trustee   Equity Securities   Equity Securities in    Range of Equity
                     in the Green       the Green Century    Securities in all
                 Century Equity Fund      Balanced Fund          Investment
                                                              Companies Overseen
                                                             by Trustee in Green
                                                             Century Fund Family
Douglas M. Husid         None              $1-$10,000            $1-$10,000
Douglas H. Phelps  $10,001-$50,000       $10,001-$50,000      $10,001-$50,000

Wendy Wendlandt       $1-$10,000           $1-$10,000            $1-$10,000

INDEPENDENT TRUSTEES



                                                                Aggregate Dollar
                                                                 Range of Equity
                                          Dollar Range of     Securities in all
                    Dollar Range of    Equity Securities in      Investment
                 Equity Securities in    the Green Century     Companies Overseen
                  the Green Century          Balanced             by Trustee In
Name of Trustee      Equity Fund               Fund      Green Century Fund Family
 David J. Fine           None               $1-$10,000           $1-$10,000
 Steven Kadish        $1-$10,000            $1-$10,000           $1-$10,000
 Stephen Morgan          None                  None                 None
C. William Ryan       $1-$10,000            $1-$10,000         $10,001-$50,000
 James H. Starr       $1-$10,000          $10,001-$50,000      $10,001-$50,000



              SHARE OWNERSHIP OF TRUSTEES OF THE INDEX PORTFOLIO

     The following table shows the amount of equity securities beneficially owned by the Trustees of the Index Portfolio in the Domini Social Equity Fund (an investment company that invests all of its assets in the Index Portfolio) and in all investment companies in the Domini family of funds supervised by the Trustees as of December 31, 2001:

INDEPENDENT TRUSTEES
                              Dollar Range of Equity    Aggregate Dollar Range
      Name of Trustee        Securities in the Domini   of Equity Securities in
                                Social Equity Fund     all Investment Companies
                                                        Overseen by the Trustee
                                                        in the Domini Family of
                                                                 Funds
  Julia Elizabeth Harris            $1-$10,000                $1-$10,000
      Kirsten S. Moy                $1-$10,000                $1-$10,000
     William C. Osborn            Over $100,000              Over $100,000
        Karen Paul               $10,001-$50,000            $10,001-$50,000
    Gregory A. Ratliff              $1-$10,000                $1-$100,000
 Frederick C. Williamson, Sr.    $50,001-$100,000          $50,001-$100,000

INTERESTED TRUSTEE
                              Dollar Range of Equity    Aggregate Dollar Range
      Name of Trustee        Securities in the Domini   of Equity Securities in
                                Social Equity Fund     all Investment Companies
                                                        Overseen by the Trustee
                                                        in the Domini Family of
                                                                 Funds

       Amy L. Domini              Over $100,000              Over $100,000

                              TRUSTEE COMPENSATION

     No Trustee of the Trust receives any compensation from the Trust, but each Trustee who is not an "interested person" of the Trust is reimbursed for any out-of-pocket expenses incurred in attending meetings of the Board of Trustees or of any committee thereof. Information regarding compensation paid to the Trustees of the Trust and the Index Portfolio for the fiscal year ended July 31, 2002 is set forth below. Neither the Trust nor the Index Portfolio contribute to a retirement plan for the Trustees of the Trust or the Index Portfolio.

Trust Trustees
                                   PENSION OR                       TOTAL
                                   RETIREMENT                    COMPENSATION
                    AGGREGATE       BENEFITS       ESTIMATED    FROM FUND AND
NAME OF PERSON,   COMPENSATION     ACCRUED AS       ANNUAL      GREEN CENTURY
    POSITION     FROM THE TRUST  PART OF FUNDS   BENEFITS UPON   FUND COMPLEX
                                    EXPENSES      RETIREMENT       PAID TO
                                                                   TRUSTEES
David J. Fine,        None            None           None            None
Trustee
Douglas M.            None            None           None            None
Husid, Trustee
Steven Kadish,        None            None           None            None
Trustee
Stephen Morgan,       None            None           None            None
Trustee
Douglas H.            None            None           None            None
Phelps, Trustee
C. William            None            None           None            None
Ryan, Trustee
James H. Starr,       None            None           None            None
Trustee
Wendy                 None            None           None            None
Wendlandt,
Trustee

Index Portfolio Trustees
------------------------

Beginning August 1, 2002, each of the Trustees of the Index Portfolio who is not an "interested person" of the Index Portfolio (as defined in the 1940 Act) receives an annual retainer for serving as Trustee of the Domini Social Investment Trust, the Domini Institutional Trust and the Index Portfolio of $10,000, and in addition, receives $1,250 for attendance at each joint meeting of the Board of the Domini Social Investment Trust, Domini Institutional Trust and Index Portfolio (reduced to $625 in the event that a Trustee participates at an in-person meeting by telephone). In addition, each Trustee of the Index Portfolio receives reimbursement for reasonable expenses incurred in attending meetings.

                                     PENSION OR                        TOTAL
                                     RETIREMENT                    COMPENSATION
                                      BENEFITS       ESTIMATED       FROM THE
                      AGGREGATE      ACCRUED AS        ANNUAL      PORTFOLIO AND
                    COMPENSATION       PART OF     BENEFITS UPON    THE DOMINI
 NAME OF PERSON,       FROM THE        PORTFOLIO        FUND           COMPLEX
   POSITION           PORTFOLIO       EXPENSES      RETIREMENT   PAID TO TRUSTEE

INTERESTED TRUSTEE
Amy L. Domini,          None            None            None           None
Chair, President
and Trustee
INDEPENDENT
TRUSTEES
Julia Elizabeth        $5,023           None            None          $10,000
Harris, Trustee
Kirsten S. Moy,        $5,023           None            None          $10,000
Trustee
William C.             $5,023           None            None          $10,000
Osborn, Trustee
Karen Paul,            $5,023           None            None          $10,000
Trustee
Gregory A.             $5,023           None            None          $10,000
Ratliff, Trustee
Frederick C.           $5,023           None            None          $10,000
Williamson,
Sr.,Trustee

     As of October 31, 2002 all Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each Fund. As of October 31, 2002, the following are the only persons known by the Trust to have more than 5% of the outstanding shares of the Balanced or Equity Funds: National Financial Services Corporation, P.O. Box 3752, Church Street Station, New York, New York 10008-3752 owned 12.39% of the outstanding shares of the Balanced Fund and Charles Schwab & Company, 101 Montgomery Street, San Francisco, California 94104 owned 20.77% of the Balanced Fund (owners of record, not beneficial owners). National Financial Services Corporation, P.O. Box 3752, Church Street Station, New York, New York 10008-3752 owned 14.76% of the Equity Fund and Charles Schwab and Company 101 Montgomery Street, San Francisco, California 94104 owned 8.78% of the Equity Fund (owners of record, not beneficial owners). Shareholders owning 25% or more of the outstanding shares of a Fund may take actions without the approval of any other investor in that Fund.

Code of Ethics. Rule 17j-1 under the 1940 Act is designed to prevent abuses that could occur as a result of conflicts of interest arising out of personal trading by persons involved with or with access to information about a fund's investment activities. The Funds, the Adviser and the Subadviser (as defined below), DSIL and SSgA and UMB Distribution Services, LLC have each adopted detailed Codes of Ethics regarding personal investing by their personnel pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit personnel subject to the Codes to invest in securities that may be purchased or held by the Funds or the Index Portfolio. The Codes of Ethics require personnel who are "access persons" of the Funds or the Index Portfolio within the meaning of Rule 17j-1 to comply with their respective Code of Ethics, subject to sanctions for noncompliance. Each Code of Ethics places certain restrictions on the trading activities of its access persons, along with reporting requirements.

INVESTMENT ADVISERS AND MANAGERS
--------------------------------------------------------------------------------

                         APPROVAL OF ADVISORY AGREEMENTS

      The Board of Trustees of the Trust unanimously approved the Investment Advisory Agreement between the Trust, on behalf of the Balanced Fund, and Green Century Capital Management, Inc. ("Green Century Capital" or the "Adviser"), and the Investment Subadvisory Agreement between the Trust, on behalf of the Balanced Fund, and Winslow Management Company ("Winslow" or the "Subadviser"), at a meeting on September 20, 2002. In approving the Advisory and Subadvisory Agreements, the Trustees reviewed the materials provided to them by Green Century Capital and Winslow and considered the factors described below.

      The Trustees reviewed materials relating to, and considered and evaluated the financial condition of the Adviser and Subadviser as of June 30, 2002, the Adviser's and Subadviser's personnel and investment and administrative services provided, and the nature and quality of the services provided by the Adviser and Subadviser. The Trustees also reviewed the Form ADV of the Subadviser, and considered each of Green Century Capital's and Winslow's experience in providing investment advisory services to registered investment companies.

      The Trustees considered the profitability and fall out benefits of the Advisory and Subadvisory Agreements to the Adviser and Subadviser, respectively, from their arrangements with the Balanced Fund. They reviewed the soft dollar arrangements in place with respect to the Balanced Fund's brokerage transactions and considered how such arrangements benefited Winslow.

      The Trustees considered an analysis of the advisory fee and total expense ratio of the Balanced Fund, and a comparison of that fee data with that of other comparable funds. The Trustees concluded that the fees provided in the Advisory and Subadvisory Agreements were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

      The Trustees reviewed information regarding the historical investment performance of the Balanced Fund for the immediately prior year and past years and compared that performance with the performance of other funds with similar investment objectives and policies and with the performance of a broad-based market index.

      Based upon their review, the Board of Trustees of the Trust concluded that the terms of the Advisory and Subadvisory Agreements were fair and reasonable and in the best interests of the Balanced Fund's shareholders.

      APPROVAL OF MANAGEMENT AGREEMENTS

      In approving the Management Agreement between the Index Portfolio and DSIL (the "Management Agreement") and the Submanagement Agreement between DSIL and SSgA (the "Submanagement

Agreement"), the Board of Trustees of the Index Portfolio reviewed the materials provided to them by DSIL and SSgA and considered a number of factors as described below.

      The Trustees reviewed the Forms ADV of DSIL and SSgA and information regarding their respective portfolio management teams. They considered each of DSIL's and SSgA's experience in providing investment advice to registered investment companies and the nature and quality of the services provided by DSIL and SSgA to the Index Portfolio.

      The Trustees also reviewed information regarding the investment performance of the Index Portfolio for the immediately prior year and past years and compared that performance with the performance of other funds with similar investment objectives and policies and with the performance of broad-based market indexes. The Trustees also compared the historic performance of the Index Portfolio with the performance of other socially responsible funds that had similar investment objectives. In addition, the Trustees considered how closely the performance of the Index Portfolio tracked that of the Domini 400 Social IndexSM. The Trustees also reviewed an analysis of the composition of the Index Portfolio provided by Morningstar, Inc.

      The Trustees considered the fees payable by the Index Portfolio and reviewed data showing how the fees and total expense ratios of the Index Portfolio compared with those of comparable funds. The Trustees concluded that the fees provided in the Management Agreement and the Submanagement Agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

      In addition, the Trustees considered the fallout benefits to DSIL and SSgA from their arrangements with the Portfolio. They reviewed the soft dollar arrangements in place with respect to the Portfolio's brokerage transactions and considered how such arrangements benefited SSgA. The Trustees also reviewed a profitability analysis provided by each of DSIL and SSgA with respect to the services provided to the Portfolio and concluded that the fees paid to each of DSIL and SSgA under the Management Agreement or Submanagement Agreement to which it is a party is appropriate.

      Lastly, the Trustees considered the corporate profile of each of DSIL and SSgA, including the diversity of its staff, the benefits provided to its staff, its community involvement and its charitable giving program.
      Based upon their review, the Trustees concluded that each of the Management Agreement and Submanagement Agreement was reasonable, fair and in the best interests of the Portfolio and its investors.


BALANCED FUND

      INVESTMENT ADVISER. Under an Investment Advisory Agreement dated as of August 13, 1991 as amended and restated on March 29, 1999 and subject to the general supervision of the Trust's Trustees and in conformance with the respective stated policies of the Balanced Fund, Green Century Capital provides general investment advice to the Balanced Fund. Green Century Capital also helps the Trust design, and instructs the Balanced Fund's investment subadviser as to how to implement, the Trust's environmental criteria.


     The Advisory Agreement provides that it will continue indefinitely if its continuance is specifically approved at least annually by the vote of the holders of a majority of the outstanding voting securities of the

Fund or by vote of a majority of the Trust's Board of Trustees; and provided further that such continuance is also approved annually by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of the Trust's Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time without payment of any penalty, by the Trust's Board of Trustees or by a vote of the majority of the outstanding voting securities of the Fund upon 60 days' prior written notice to the Adviser and by the Adviser upon 60 days' prior written notice to the Trust. The Advisory Agreement provides that it shall terminate automatically in the event of its assignment.

     The Advisory Agreement further provides that absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the Advisory Agreement on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or to any shareholder of the Fund for any act or omission in the course of, or in connection with, rendering services under the Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security. The Advisory Agreement also provides that the services of the Adviser are not deemed exclusive and that the Adviser may render similar services to others.

      Under the Advisory Agreement, the Trust has agreed that the names "Green Century Funds" and "Green Century" are proprietary to the Adviser.

      Green Century Capital is wholly owned by Paradigm Partners, a California general Partnership, the partners of which are all not-for-profit environmental advocacy organizations. The Massachusetts Public Interest Research Group (MASSPIRG) owns approximately 46% of Paradigm Partners.


     As compensation for the services rendered and obligations assumed by the Adviser, the Trust pays to the Adviser monthly a fee equal on an annual basis to 0.75% of the average daily net assets of the Balanced Fund, computed and accrued daily. For the fiscal years ended July 31, 2000, 2001 and 2002, the Balanced Fund incurred advisory fees aggregating, $253,330, $539,873 and $395,736 respectively.

     Investment Subadviser. Green Century Capital has entered into an Investment Subadvisory Agreement on behalf of the Balanced Fund ") with Winslow dated as of April 1, 1999. It is Winslow's responsibility under the direction of the Adviser, to make the day-to-day investment decisions for the Balanced Fund and to place the purchase and sale orders for the portfolio transactions of the Balanced Fund consistent with the environmental criteria established by the Adviser and subject to the general direction of the Adviser. Winslow is a separate operating division of Adams, Harkness & Hill, Inc. ("AHH"), a registered investment adviser. Winslow manages equity and debt investments in environmental and environmentally responsible companies for its clients. Winslow has been a division of AHH since April 1, 1999 and formerly was a separate operating division of Eaton Vance Management. As of September 30, 2002, Winslow had over $88 million in assets under management.


     The Subadvisory Agreement provides that it will continue indefinitely if its continuance is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by vote of a majority of the Trust's Board of Trustees; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees who are not parties to the Subadvisory Agreement or interested persons of the Subadviser, cast in person at a meeting called for the purpose of voting on such approval. The Subadvisory Agreement will terminate automatically in the event of the termination of the Advisory Agreement or in the event of its assignment. In addition, the Subadvisory Agreement may be terminated at any time without payment of any penalty, by the Trust's Board of Trustees or by a vote of the majority of the outstanding voting securities of the Fund upon 60 days' prior written notice to the Subadviser and by the Subadviser upon 180 days' prior written notice to the Trust.

     The Subadvisory Agreement further provides that absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the Subadvisory Agreement on the part of the Subadviser, the Subadviser shall not be subject to liability to the Trust or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding of sale of any security. The Subadvisory Agreement also provides that the services of the Subadviser are not deemed exclusive and that the Subadviser may render similar services to others.

     For its services, Green Century Capital has agreed to pay Winslow a fee equal on an annual basis to 0.40% of the value of the average daily net assets of the Balanced Fund (the "Base Fee"), such fee shall be accrued daily and payable at the end of each quarter, and subject to the following adjustment: for each calendar quarter commencing one year after Winslow begins rendering services hereunder, the Base Fee shall be adjusted as follows: (i) if the Fund's total return (calculated in accordance with Rule 482 of Regulation C promulgated under the 1933 Act) for the immediately prior twelve month period ("Fund Total Return") is greater than the total return of the Lipper Directors' Analytical Data Balanced Fund Average (the "Index Total Return") plus 1%, then the Base Fee for such quarter shall be increased by an amount which is the product of .025% multiplied by the average daily net assets for such year, (ii) if the Fund Total Return exceeds the Index Total Return plus 2%, then the Base Fee for such quarter shall be increased by an amount which is the product of .05% multiplied by the average daily net assets for such year, (iii) if the Fund Total Return is less than the Index Total Return minus 1%, then the Base Fee for such quarter shall be decreased by an amount which is the product of .025% multiplied by the average daily net assets for such year, or (iv) if the Fund Total Return is less than the Index Total Return minus 2%, then the Base Fee for such quarter shall be reduced by an amount which is the product of .05% multiplied by the average daily net assets for such year.

     For Example:

If, on an annual basis, the Balanced Fund's
Total Return differs from the Index Total       Then the Adviser will
Return by:                                 pay Winslow an annual fee of:

     positive 2.00% or more                           0.60%
     positive 1.00% to positive 1.99%                 0.50%
     negative 0.99% to positive 0.99%                 0.40%
     negative 1.00% to negative 1.99%                 0.30%
     negative 2.00% or more                           0.20%

     The Board of Trustees believes that the performance adjustments are appropriate although not within the 10 percentage points per year range suggested by Release No. 7113 under the 1940 Act. In the event the Lipper Directors' Analytical Data Balanced Fund Average ceases to become available or the Trustees determine such Index Total Return is no longer a reasonable performance benchmark, the Trustees may substitute another performance benchmark.

     For the fiscal years ended July 31, 2000, 2001 and 2002, the Advisor paid Winslow advisory fees aggregating $176,513, $269,736 and $116,390, respectively.


EQUITY FUND AND INDEX PORTFOLIO

    INVESTMENT ADVISER. The Equity Fund has not retained the services of an investment adviser or investment subadviser since the Fund seeks to achieve its investment objective by investing all its assets in the Index Portfolio. The Index Portfolio has retained the services of DSIL as manager and SSgA as submanager for the Index Portfolio.


     Investment Manager. Pursuant to a Management agreement dated and effective as of October 22, 1997 (the "Management Agreement") between the Index Portfolio and DSIL, DSIL provides investment supervisory and administrative services to the Index Portfolio. The services provided by DSIL consist of investment supervisory services, overall operational support and administrative services. The administrative services include the provision of general office facilities and supervising the overall administration of the Index Portfolio.

     The Management Agreement will continue in effect if its continuance is specifically approved at least annually (i) by the vote of a majority of the Trustees of the Index Portfolio who are not "interested persons" of the Index Portfolio or of DSIL at a meeting specifically called for the purpose of voting on such approval, and (ii) by the Board of Trustees of the Index Portfolio or by vote of a majority of the outstanding voting securities of the Index Portfolio. The Management Agreement also provides that it may be terminated at any time without the payment of any penalty by the Trustees or by the vote of a majority of the outstanding voting securities of the Index Portfolio, or by DSIL, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. The Management Agreement shall automatically terminate in the event of its assignment.

     Pursuant to the Management Agreement, DSIL shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Index Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder. The Management Agreement further provides that the services of DSIL to the Index Portfolio are not deemed to be exclusive, DSIL being free to render investment advisory, administrative and/or other services to others.


     For its services under the Management Agreement, DSIL receives a fee equal on an annual basis to 0.20% of the Index Portfolio's average daily net assets. For the fiscal years ended July 31, 2000, 2001 and 2002, DSIL received management fees of $3,257,616, $3,644,328 and $2,890,322, respectively.

      DSIL is a Massachusetts limited liability company with offices at 536 Broadway, 7th Floor, New York, New York 10012, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The names of the members of DSIL and their relationship to the Index Portfolio, if any, are as follows: Amy L. Domini, Chair of the Board and President of the Index Portfolio, is the Manager,

President and Chief Executive Officer of DSIL; Steven D. Lydenberg, Vice President of the Portfolio and Principal of DSIL; James E. Brooks; Domini Holdings LLC; and Committed Capital, LLC.

      "Domini 400 Social Index(SM)" is a service mark of KLD which is licensed to DSIL with the consent of Amy L. Domini (with regard to the word "Domini"). KLD is the owner of the Index, but is not the manager of the Portfolio. Pursuant to agreements among KLD, DSIL, Ms. Domini and the Index Portfolio, the Index Portfolio may be required to discontinue the use of these service marks if (i) DSIL ceases to be the Manager of the Index Portfolio, (ii) Ms. Domini withdraws or DSIL withdraws her or its consent to the use of the word "Domini" or (iii) the license agreement between KLD and DSIL is terminated.


      Investment Submanager. SSgA manages the assets of the Index Portfolio pursuant to an Investment Submanagement Agreement (the "Submanagement Agreement"). The Submanager furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Index Portfolio's investments and effecting securities transactions for the Index Portfolio. The Submanagement Agreement will continue in effect if such continuance is specifically approved at least annually by the Index Portfolio's Board of Trustees or by a majority vote of the outstanding voting securities in the Index Portfolio at a meeting called for the purpose of voting on the Submanagement Agreement (with the vote of each being in proportion to the amount of its investment), and, in either case, by a majority of the Index Portfolio's Trustees who are not parties to the Submanagement Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Submanagement Agreement.

      SSgA is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. The address of SSgA and each of the principal executive officers and directors of SSgA is Two International Place, Boston, MA 02110.

      The Submanagement Agreement provides that the Submanager may render services to others. The Submanagement Agreement is terminable without penalty upon not more than 60 days' nor less than 30 days' written notice by the Index Portfolio when authorized either by majority vote of the outstanding voting securities in the Index Portfolio (with the vote of each being in proportion to the amount of their investment) or by a vote of the majority of its Board of Trustees, or by DSIL with the consent of the Trustees of the Index Portfolio and may be terminated by the Submanager on not less than 90 days' written notice to DSIL and the Trustees of the Index Portfolio, and will automatically terminate in the event of its assignment. The Submanagement Agreement provides that the Submanager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to the Index Portfolio, except for willful misfeasance, bad faith or gross negligence or reckless disregard for its or their obligations and duties under the Submanagement Agreement.

      Under the Submanagement Agreement, DSIL pays SSgA an annual investment submanagement fee equal to the greater of $300,000 or the fee based on the following schedule:

             0.02% of the first $1 billion of net assets managed
              0.01% of the next $1 billion of net assets managed
            0.0075% of net assets managed in excess of $2 billion

      On October 22, 1997 DSIL entered into a submanagement agreement with Mellon Equity Associates pursuant to which it paid Mellon Equity Associates a submanagement fee equal on an annual basis to 0.10% of the average daily net assets of the Index Portfolio until November 15, 1999. From November 15, 1999 until December 31, 2000 DSIL paid Mellon Equity Associates, LLP (the survivor of a merger with Mellon Equity Associates) a submanagement fee equal on an annual basis to 0.07% of the average daily net assets of the Index Portfolio.


ADMINISTRATOR, SUBADMINISTRATOR, TRANSFER AGENT AND CUSTODIAN, AND EXPENSES------------------------------------------------------------------------

ADMINISTRATOR. Pursuant to an Administrative Services Agreement dated April 7, 1995 between the Trust and Green Century Capital (the "Administration Agreement"), Green Century Capital, as the Trust's administrator (the "Administrator"), provides the Trust with general office facilities and supervises the overall administration of the Trust, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the Trust's independent contractors and agents; the preparation and filing of all documents required for compliance by the Trust with applicable laws and regulations; and arranging for the maintenance of books and records of the Trust. As described in the Prospectus, the Administrator also pays, pursuant to the Administration Agreement, all the operating expenses of each Fund other than the Funds' investment advisory fees, if any, fees under the Distribution Plan, if any, interest, taxes, brokerage costs and other capital expenses, expenses of the non-interested Trustees of the Funds (including counsel fees) and any extraordinary expenses.

     Green Century Capital was founded in 1991 by a partnership of not-for-profit environmental advocacy organizations for the following purposes: to provide quality environmentally responsible investment opportunities to the members of its founding organizations and other environmentally conscious investors; to generate revenue to support the environmental research and advocacy work of its founding organizations; and to work in tandem with its founding organizations to promote greater corporate environmental responsibility by advocating that companies improve their environmental performance. As do the advocacy organizations that founded Green Century Capital, Green Century upholds the right of people to speak for the public interest and corporate responsibility.

     The Administration Agreement provides that it shall remain in force until terminated. The Administration Agreement may be terminated as to any Fund at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by the Administrator, in each case on not less than 30 days' written notice to the other party. The Administration Agreement further provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust or the performance of its duties, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of the reckless disregard of its obligations and duties.

      For such administrative services, the Administrator receives a fee from the Balanced Fund at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Balanced Fund (including investment advisory and distribution fees), on an annual basis, do not exceed 2.50% of the Balanced Fund's average daily net assets up to $30 million, 2.25% on average net assets from

$30 million to $100 million, and 1.75% on average net assets in excess of $100 million. The Administrator receives a fee from the Equity Fund at a rate such that immediately following any payment to the Administrator, the combined total operating expenses of the Fund and the Index Portfolio (including investment advisory fees and any amortization of organization expenses), on an annual basis, do not exceed 1.50% of the Equity Fund's average daily net assets.


     For the fiscal years ended July 31, 2000, 2001 and 2002, the Balanced Fund accrued administrative fees aggregating $497,991, $974,628 and $734,438, respectively. For the fiscal years ended July 31, 2000, 2001 and 2002, the Equity Fund accrued administrative service fees to the Administrator of the Trust aggregating $469,339, $478,233 and $412,691, respectively.

SUBADMINISTRATOR. Pursuant to a Subadministration Agreement dated July 7, 1997 (the "Subadministration Agreement"), between the Administrator and UMB Fund Services, Inc. ("UMBFS"), UMBFS provides certain day-to-day administrative services to the Trust, under the supervision and direction of the Administrator of the Trust. The Subadministration Agreement provides that it shall continue in effect for successive annual periods until terminated. The Agreement may be terminated at any time with respect to any one or both Funds without penalty (i) upon mutual consent of the parties, or (ii) by either party upon not less than ninety (90) days' written notice.

     The Subadministration Agreement provides further that UMBFS shall not be liable for any error of judgment or mistake of law or for any loss suffered by Green Century Capital or the Funds in connection with the matters to which the Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Subadministration Agreement.

      Effective August 1, 2000, at average net assets of each Fund up to $125,000,000, UMBFS receives an annual base fee of $25,000 per Fund, as well as a fee based on each Fund's average net assets beginning at the annual rate of 0.11% on the first $50,000,000 of average net assets and decreasing as assets reach certain levels, subject to an annual minimum fee for each Fund of $40,500. The minimum annual fee increases 5% each year thereafter. At average net assets of each Fund greater than $125,000,000, UMBFS receives a fee based on each Fund's average net assets beginning at the annual rate of 0.13% on the first $50,000,000 of average net assets and decreasing as assets reach certain levels, subject to an annual minimum fee for each Fund of $40,500. The minimum annual fee increases 5% each year thereafter. UMBFS will no longer receive an annual base fee once each Fund's average net assets reach $125,000,000. For the fiscal years ended July 31, 2000, 2001 and 2002, the Administrator paid fees of, $59,110, $90,992 and $81,382, respectively, to UMBFS relating to services performed on behalf of the Balanced Fund. For the years ended July 31, 2000, 2001 and 2002, the Administrator paid fees of $63,524, $65,781 and $67,525, respectively, to UMBFS relating to services performed on behalf of the Equity Fund.

TRANSFER AGENT. Effective November 16, 1998, the Trust entered into a transfer agency agreement with Unified Fund Services, Inc. ("Unified") pursuant to which Unified acts as transfer agent for the Trust (the "Transfer Agent"). Unified maintains an account for each shareholder of each Fund, performs other transfer agency functions and acts as dividend disbursing agent for each Fund. Prior to November 16, 1998, Investors Bank & Trust Company ("IBT") served as transfer agent for the Trust.

CUSTODIAN. Pursuant to a Custodian Agreement with each of the Trust and the Index Portfolio, IBT also acts as the custodian of the Funds' assets (i.e., cash and securities or, in the case of the Equity Fund, its interest in the Index Portfolio) and as the custodian of the Index Portfolio's assets (the "Custodian"). The Custodian's responsibilities include safeguarding and controlling the Funds' and the Index Portfolio's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Funds' and the Index Portfolio's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of shares and interests in the Fund and the Index Portfolio, respectively. Securities held by the Funds and the Index Portfolio may be deposited into certain securities depositaries. The Custodian does not determine the investment policies of the Funds or the Index Portfolio nor does the Custodian decide which securities the Funds or the Index Portfolio will buy or sell. The Index Portfolio may, however, invest in securities of the Custodian and may deal with the Custodian as a principal in securities transactions. For its services, IBT will receive such compensation as may from time to time be agreed upon by it and the Funds and the Index Portfolio, as the case may be.

DISTRIBUTION PLAN
--------------------------------------------------------------------------------


     The Trust has adopted a Distribution Plan with respect to the Balanced Fund in accordance with Rule 12b-1 under the 1940 Act after concluding that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders. The Trust has not adopted a Distribution Plan with respect to the Equity Fund. The Distribution Plan provides that the Balanced Fund shall pay a fee to UMB Distribution Services, LLC (the "Distributor"), as the distributor of shares of the Balanced Fund (the "Distributor"), at an annual rate not to exceed 0.25% of the Fund's average daily net assets in anticipation of, or as reimbursement for expenses (i) of compensating broker-dealers with trail or maintenance commissions and (ii) of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. For the fiscal years ended July 31, 2000, 2001 and 2002, the Balanced Fund accrued distribution fees aggregating $84,443 (of which $46,774 was spent on advertising, $30,981 was spent on printing and mailing prospectuses to other than current shareholders and $6,688 was spent on other printed materials), $179,958 (of which $139,381 was spent on advertising, and $40,577 was spent on printing and mailing prospectuses to other than current shareholders), and $131,912 (which was spent on advertising), respectively.


     The Distribution Plan will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to the Plan ("Qualified Trustees"). The Distribution Plan requires that the Trust shall provide to its Board of Trustees, and its Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The Distribution Plan further provides that the selection and nomination of the Qualified Trustees shall be committed to the discretion of the disinterested Trustees then in office. The Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or by a vote of the shareholders of the Balanced Fund. The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and Qualified Trustees. The Distributor will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Plan, and for the first two years the Distributor will preserve such copies in an easily accessible place.

     The Distributor acts as the agent of the Trust in connection with the offering of shares of the Balanced Fund and the Equity Fund pursuant to a Distribution Agreement. After the prospectuses and periodic reports have been prepared, set in type and mailed to existing shareholders, the Distributor pays for the printing and distribution of copies thereof which are used in connection with the offering of shares of the Funds to prospective investors.

FINANCIAL INTERMEDIARIES

Green Century Capital Management may enter into contracts with banks, brokers and other financial intermediaries ("Financial Intermediary"). When a customer of the Financial Intermediary purchases or redeems shares through that Financial Intermediary (and/or through designated intermediaries of the Financial Intermediary) it provides certain services such as: (1) necessary personnel and facilities to establish and maintain certain shareholders accounts and records enabling it to hold, as agent, its customers' shares in its name or its nominee name on the shareholder records of the Green Century Funds; (2) assists in processing purchase and redemption transactions; (3) arranges for the wiring of funds; (4)transmits and receives funds in connection with customer orders to purchase or redeem shares of the Funds; (5) provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; (6) furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; (7) transmits proxy statements, annual reports, updated prospectuses and other communications from the Green Century Funds to its customers; (8) and receives, tabulates and transmits to the Green Century Funds proxies executed by its customers with respect to meetings of shareholders of the Funds. For these services, the Financial Intermediary receives fees from Green Century Capital Management as agreed upon from time to time between Green Century Capital Management and such Financial Intermediary.

An investor who has an account with a Financial Intermediary may place purchase orders for Fund shares with the Green Century Funds through that Financial Intermediary. The Funds will be deemed to have received the purchase or redemption order for Fund shares when a Financial Intermediary or its designated intermediary accepts the purchase or redemption order and such orders will be priced at each Fund's net asset value after the acceptance of the purchase or redemption order by a Financial Intermediary or its designated intermediary. Each Financial Intermediary may establish and amend from time to time a minimum initial and a minimum subsequent purchase requirement for its customers. A transaction or other fee may be charged by a Financial Intermediary on the purchase of Fund shares. Each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares. Shares held by a Financial Intermediary on behalf of a shareholder must be redeemed through that Financial Intermediary. A transaction or other fee may be charged by a Financial Intermediary on the redemption of Fund shares.

NET ASSET VALUE; REDEMPTION IN KIND
--------------------------------------------------------------------------------

     The net asset value of each Fund's shares is determined each day the New York Stock Exchange is open for trading ("Fund Business Day"). (As of the date of this Statement of Additional Information, such Exchange is open for trading every weekday except in an emergency and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.) This determination of net asset value of shares of the Fund is made once during each such day as of the close of regular trading of the New York Stock Exchange (usually 4:00 p.m., Eastern time) in the case of the Funds by deducting the amount of each Fund's liabilities from the value of its assets and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.

     Valuation Procedures: Balanced Fund--In valuing the Balanced Fund's assets, a security listed on the New York Stock Exchange (and not subject to restrictions against sale by the Fund on the Exchange) will be valued at its last sale price on the Exchange. Lacking any sales, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities which are quoted on the NASD National Market System, for which there have been sales of such securities, will be valued at the last sale price reported on such system. If there are no such sales, the value will be the high or "inside" bid, which is the bid supplied by the NASD on its Nasdaq System for such securities in the over-the-counter market. The value of such securities quoted on the Nasdaq System, but not listed on the National Market System, will be valued at the high or "inside" bid. Unlisted securities which are not quoted on the Nasdaq System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such securities in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at their fair value as determined in good faith by the Trustees although the actual calculation may be done by others. Short-term corporate investments with remaining maturities of sixty days or less are valued at amortized cost. Open futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case such positions will be valued by or under the direction of the Trustees.


     Subject to the Trust's compliance with applicable regulations, the Trust has reserved the right to pay the redemption price of shares of the Balanced Fund, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Trust is obligated with respect to any one investor during any 90 day period to redeem shares of the Balanced Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets at the beginning of such 90 day period.

     Valuation Procedures: Equity Fund and Index Portfolio--The value of the Index Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same day as the Equity Fund determines its net asset value per share. The net asset value of the Equity Fund's investment in the Index Portfolio is equal to the Fund's pro rata share of the total investment of the Fund and of other investors in the Index Portfolio less the Fund's pro rata share of the Index Portfolio's liabilities. Equity securities held by the Index Portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. If the Index Portfolio purchases option contracts, such option contracts which are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Short-term obligations with remaining maturities of less than sixty days are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Index Portfolio. Index Portfolio securities (other than short-term obligations with remaining maturities of less than sixty days) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Index Portfolio's Board of Trustees.


PERFORMANCE ADVERTISING
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN (BEFORE TAXES)

The Balanced Fund and the Equity Fund may advertise "average annual total return" (before taxes) over various periods of time. Average annual total return is a measure of a Fund's performance over time. It is determined by taking a Fund's performance over a given period and expressing it as an average annual rate. The average annual total return quotation is computed in accordance with the following standardized method prescribed by SEC rules:

      P(1+T)n        =     ERV

      Where:  P      =     a hypothetical initial investment of $1,000
              T      =     average annual total return
              n      =     number of years
              ERV    =     Ending Redeemable Value of a hypothetical $1,000
                           investment made at the beginning of the 1, 5 or 10
                           year (or other) periods at the end of the 1, 5 or 10 year (or other) periods (or fractional portions thereof), assuming reinvestment of all dividends and distributions.

The ERV assumes complete redemption of the initial investment at the end of the measuring period. The Funds' performance figures will be based upon historical results and will not necessarily be indicative of future performance. The Funds' returns and net asset value will fluctuate and the net asset value of shares when sold may be more or less than their original cost. In computing average annual total return (before taxes) figures, all Fund expenses are included. However, additional fees that may be charged by a dealer or other financial services firm are not included. Any such fees would reduce the returns described in the section.


Average Annual Total Return (before taxes) as of July 31, 2002:

                    One Year       Five Years     Ten Years   Since Inception
 Balanced Fund      -34.80%          1.78%          5.65%          5.65%*
  Equity Fund       -23.67%         -0.22%          9.14%           9.20%*

*The Green Century Balanced Fund commenced operations on March 18, 1992. The Green Century Equity Fund, which commenced investment operations on September 13, 1995, invests all of its assets in the Index Portfolio, a separate registered investment company which commenced investment operations on June 3, 1991 and commenced operations on August 10, 1990. Consistent with applicable regulatory guidance, performance for the period from June 3, 1991 to the commencement of operations of the Equity Fund will reflect the investment performance of the Index Portfolio. The performance for this prior period reflects the deduction of charges and expenses of the Equity Fund set forth in the Expense Table in the Prospectus.

     Total rate of return and yield information with respect to the Social Index will be computed in the same fashion as set forth above with respect to the Equity Fund, except that for purposes of this computation an investment will be assumed to have been made in a portfolio consisting of all of the stocks comprising the Social Index weighted in accordance with the weightings of the stocks comprising the Social Index. Performance information with respect to the Social Index will not take into account brokerage commissions and other transaction costs which will be incurred by the Index Portfolio.

      For purposes of the computations of "after taxes on distributions" and "after taxes on distributions and redemptions," all distributions were considered reinvested and taxes on distributions were calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date(s). State, local and federal alternative minimum taxes were disregarded, and the effect of phase-outs of certain exemptions, deductions and credits at various levels were also disregarded. Tax rates may vary over the performance measurement period. The tax rates used on distributions correspond to the tax character of the distributions (e.g. ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Capital gains taxes on redemption were calculated using the highest applicable federal individual capital gains tax rate(s) and the appropriate character in accordance with federal tax laws in effect on the redemption date and separately tracked the basis and holding period for the initial investment and each subsequent purchase through reinvested dividends and distributions. For purposes of the computation of "after taxes on distributions and redemptions" the tax benefit from capital losses, if any, resulting from the redemption is added to the ending redeemable value. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are generally not relevant to investors who hold shares of the Funds through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     The total rate of return should not be considered a representation of the total rate of return of the respective Fund or the Index Portfolio in the future since the total rate of return is not fixed. Actual total rates of return will depend on changes in the market value of, and dividends and interest received from, the investments held by the Funds or Index Portfolio and expenses of the Funds and the Index Portfolio during the period. Performance is historical and will fluctuate. An investor's shares when redeemed may be worth more or less than their original cost.

     Total rate of return information may be useful for reviewing the performance of a Fund or the Index Portfolio and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, total rate of return fluctuates, and this should be considered when reviewing performance or making comparisons.

                        AFTER-TAX AVERAGE ANNUAL RETURNS

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)*

The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending value, according to the following formula:

      P(1+T)n=ATVD

      Where:

      P = a hypothetical initial investment of $1,000 T = average annual total return (after taxes on distributions) n = number of years ATVD = ending value of a hypothetical $1,000 investment made at the beginning of the 1, 5 or 10-year periods at the end of the one, five or ten-year periods after taxes on Fund distributions, but not after taxes on redemption.

Average Annual Total Return (after Taxes on Distributions) as of July 31, 2002:

               One Year  Five Years    Ten Years    Since Inception
Balanced Fund  -35.03%     -0.19%        4.03%           4.09%
 Equity Fund   -24.68%     -0.67%        7.69%           7.91%

*The Green Century Balanced Fund commenced operations on March 18, 1992 and the Green Century Equity Fund commenced operations on June 3, 1991. The Green Century Equity Fund, which commenced investment operations on September 13, 1995, invests all of its assets in the Index Portfolio, a separate registered investment company which commenced investment operations on June 3, 1991 and commenced operations on August 10, 1990. Consistent with applicable regulatory guidance, performance for the period from June 3, 1991 to the commencement of operations of the Equity Fund will reflect the investment performance of the Index Portfolio. The performance for this prior period reflects the deduction of charges and expenses of the Equity Fund set forth in the Expense Table in the Prospectus.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)*

The average annual total returns (after taxes on distributions and redemptions) is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending value, according to the following formula:

      P(1+T)n=ATVDR

      Where:

      P =         a hypothetical investment of $1,000.
      T =         average annual total return (after taxes on distributions and redemptions).
      n =         number of years.
     ATVDR =      ending value of a hypothetical $1,000 investment made at the beginning of the 1, 5 or 10-year periods at the end of the one, five or ten-year periods after taxes on Fund

Average Annual Total Return (after Taxes on Distributions and Redemptions) as of July 31, 2002:

                  One Year      Five Years       Ten Years      Since Inception
 Balanced Fund     -21.33%         1.30%           4.31%             4.33%
  Equity Fund      -13.20%        -0.01%           7.22%             7.40%

*The Green Century Balanced Fund commenced operations on March 18, 1992 and the Green Century Equity Fund commenced operations on June 3, 1991. The Green Century Equity Fund, which commenced investment operations on September 13, 1995, invests all of its assets in the Index Portfolio, a separate registered investment company which commenced investment operations on June 3, 1991 and commenced operations on August 10, 1990. Consistent with applicable regulatory guidance, performance for the period from June 3, 1991 to the commencement of operations of the Equity Fund will reflect the investment performance of the Index Portfolio. The performance for this prior period reflects the deduction of charges and expenses of the Equity Fund set forth in the Expense Table in the Prospectus.

CURRENT YIELD

The Funds may advertise their current yield based on a 30-day (or one month) period ended on the date of the most recent balance sheet included in the registration statement by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

     YIELD = 2[([(a-b)/(cd)]+1)6 -1]

     Where:
     a =    dividends and interest earned during the period.
     b =    expenses accrued for the period (net of reimbursements)
     c =    the average daily number of shares  outstanding  during the period that were entitled to receive dividends.
     d =    the maximum offering price per share on the last day of the period.



     The performance of the Funds may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Funds may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.


FEDERAL TAXES
--------------------------------------------------------------------------------

     Each year, the Trust intends to qualify each Fund and elect that each Fund be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under Subchapter M of the Code a Fund will not be subject to federal income taxes on amounts distributed to shareholders. As long as each Fund qualifies as a "regulated investment company" under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) at least 90% of a Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies or other income derived with respect to its business of investing in such securities; and (b) the holdings of a Fund are diversified so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund's assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies). In addition, in order not to be subject to federal income tax on amounts distributed to shareholders, at least 90% of a Fund's net investment income and net short-term capital gains earned in each year must be distributed to the Fund's shareholders. If a Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.

     Shareholders of the Funds will normally have to pay federal income taxes and any state or local income taxes on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or in additional shares. A portion of the Funds' net investment income dividends is normally eligible for the dividends received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for a particular corporate shareholder is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments. Distributions of net capital gains, whether made in cash or in additional shares, may receive favorable tax treatment without regard to the length of time the shareholders have held their shares. Any Fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the divided is declared. The Funds will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year. Any Fund distribution will have the effect of reducing the per share net asset value of the Fund shares by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any such distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

     Gains or losses on sales of securities for the Funds may receive favorable tax treatment if the securities have been held by it longer than the applicable holding period except in certain cases where a put has been acquired or a call has been written thereon for the Fund. Other gains or losses on the sale of securities will be short-term capital gains or losses.

     Options--Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and losses from the sale of securities. If an option written for the Balanced Fund or the Index Portfolio lapses or is terminated through a closing transaction, such as a repurchase for the Balanced Fund or the Index Portfolio of the option from its holder, the Balanced Fund or the Index Portfolio may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid in the closing transaction. If securities are sold for the Balanced Fund or the Index Portfolio pursuant to the exercise of a call option written for it, the premium received will be added to the sale price of the securities delivered in determining the amount of gain or loss on the sale.

     Certain option contracts held for the Balanced Fund and the Index Portfolio at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long the Balanced Fund or the Index Portfolio has held such options. The Balanced Fund or the Index Portfolio may be required to defer the recognition of losses on stock or securities to the extent of any unrecognized gain on offsetting positions held for it.

     Redemption of Shares--Any gain or loss realized on the redemption of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than the applicable holding period, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption of Fund shares held six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares. Additionally, any loss realized on a redemption or exchange of Fund shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend or capital gains distribution in Fund shares.

     Investment Activities--The Balanced Fund's and Index Portfolio's activities in options may be restricted by the requirements of the Internal Revenue Code for qualification as a regulated investment company. In addition, the Balanced Fund's and the Index Portfolio's activities involving futures contracts and forward contracts may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company.

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
--------------------------------------------------------------------------------

     The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (par value $0.01 per share) of each series and to divide or combine the shares into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series. The Funds are the only current series of shares of the Trust, and the Trust has reserved the right to create and issue additional series of shares. Each share of a series represents an equal proportionate interest in that series with each other share of that series. The shares of each series participate equally in the earnings, dividends and assets of the particular series. Shares of each series are entitled to vote separately to approve advisory agreements or changes in fundamental investment policy, but shares of all series may vote together in the election or selection of Trustees, principal underwriters and accountants. Upon liquidation or dissolution of a series, shareholders of that series would be entitled to share pro rata in the net assets of that series available for distribution to shareholders.

     Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. The Trust is not required and has no present intention to hold annual meetings of shareholders, but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances (i.e., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have under certain circumstances the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment. (See "Investment Objectives, Policies and Restrictions Investment Restrictions".) Shares have no preference, preemptive, conversion or similar rights. Shareholders in the Fund do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees if they chose to do so. Shares, when issued, are fully paid and nonassessable, except as set forth below. The Fund may be terminated
(i) upon sale of its assets, if approved by the vote of the holders of two thirds of its outstanding shares, except that if the Board of Trustees recommends such sale of assets, the approval by vote of the majority of the Fund's outstanding shares will be sufficient, or (ii) by the vote of the holders of the majority of the Fund's outstanding shares, or (iii) by the Trustees of the Trust by written notice to the shareholders. If not so terminated, each Fund will continue indefinitely.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

     The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.


     The Index Portfolio is organized as a trust under the laws of the State of New York. The Equity Fund and other entities investing in the Index Portfolio (e.g., other investment companies and common and commingled trust funds) are each liable for all obligations of the Index Portfolio. However, the risk of the Equity Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Index Portfolio itself was unable to meet its obligations. Accordingly, the Trust's Trustees believe that neither the Equity Fund nor its shareholders will be adversely affected by reason of the Equity Fund's investing in the Index Portfolio.


     Each investor in the Index Portfolio, including the Equity Fund, may add to or reduce its investment in the Index Portfolio on each Fund Business Day. At the close of each such business day, the value of each investor's interest in the Index Portfolio will be determined by multiplying the net asset value of the Index Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Index Portfolio effective for that day. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The investor's percentage of the aggregate beneficial interests in the Index Portfolio will then be re-computed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Index Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Index Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net asset value of the Index Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Index Portfolio by all investors in the Index Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Index Portfolio as of the close of business on the following Fund Business Day.

     The Trustees of Green Century have adopted the following policy with respect to voting shares of the Index Portfolio held by the Equity Fund:
Whenever the Equity Fund is requested to vote on a matter pertaining to the Index Portfolio, the Trustees will, in their discretion and in accordance with applicable law, either seek instructions from shareholders of the Equity Fund and vote the shares only in accordance with such instructions, or vote the shares held by the Equity Fund in the same proportion as the vote of all other holders of shares in the Index Portfolio. Whenever the Trustees determine to seek the instructions of the Equity Fund shareholders, the Equity Fund will hold a meeting of its shareholders and, at the meeting of investors in the Index Portfolio, the Equity Fund will cast all of its votes in the same proportion as the votes of the Equity Fund's shareholders. Equity Fund shareholders who do not vote will not affect the Equity Fund's votes at the Index Portfolio meeting. Shares of the Equity Fund for which no voting instructions have been received will be voted by the Trustees in the same proportion as the shares for which it receives voting instructions.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
--------------------------------------------------------------------------------

                                  BALANCED FUND


     Specific decisions to purchase or sell securities for the Fund are made by a portfolio manager who is an employee of the Subadviser and who is appointed and supervised by its senior officers. Changes in the Fund's investments are reviewed by the Board of Trustees. The Fund's portfolio manager may serve other clients of the Subadviser in a similar capacity.

     Decisions concerning the execution of portfolio security transactions of the Balanced Fund, including the selection of the market and the broker-dealer firm, are made by the Subadviser. The Subadviser is also responsible for the execution of transactions for all other accounts managed by it.

     The Subadviser places the security transactions of the Balanced Fund and of all other accounts managed by it for execution with many broker-dealer firms. The Subadviser uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to the Fund and (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the Subadviser will use its best judgement in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the general execution and operational capabilities of the broker-dealer, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the reputation, reliability, experience and financial condition of the broker-dealer, the value and quality of services rendered by the broker-dealer in other transactions, and the reasonableness of the commission, if any. Transactions on United States stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities usually involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received by the Fund usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid by the Fund often includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although commissions paid on portfolio security transactions will, in the judgement of the Subadviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Subadviser's other clients in part for providing brokerage and research services to the Subadviser.

     As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of the Balanced Fund may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of the overall responsibilities which the Subadviser and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, the

Subadviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

     It is a common practice in the investment advisory industry for the advisers of investment companies, institutions and other investors to receive research, statistical and quotation services, data, information and other services, products and materials which assists such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which these broker-dealers have arrangements. Consistent with this practice, the Subadviser receives Research Services from many broker-dealer firms with which the Subadviser places the Fund transactions and from third parties which with these broker-dealers have arrangements. These Research Services include such matters as general economic and market reviews, industry and company reviews, evaluations of securities and portfolio strategies and transactions, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the Subadviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the Subadviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Balanced Fund is not reduced because the Subadviser receives such Research Services. The Subadviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient commissions to such firms to ensure the continued receipt of Research Services which the Subadviser believes are useful or of value to it rendering investment advisory services to its clients.

     Securities considered as investments for the Balanced Fund may also be appropriate for other investment accounts managed by the Subadviser or its affiliates. The Subadviser will attempt to allocate equitably portfolio security transactions among the Fund and the portfolios of its other investment accounts whenever decisions are made to purchase or sell securities by the Fund and one or more of such other accounts simultaneously. In making such allocations, the main factors to be considered are the respective investment objectives of the Fund and such other accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such accounts, the size of investment commitments generally held by the Fund and such accounts and the opinions of the persons responsible for recommending investments to the Fund and such accounts. While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees of the Trust and the Fund that the benefits available from the Subadviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

       For the fiscal years ended July 31, 2000, 2001 and 2002, the Balanced Fund paid brokerage commissions aggregating $187,587, $405,691 and $265,738, respectively. Less than 10% of the brokerage commissions were allocated primarily on the basis of research services provided for each such period.

      To the extent permitted by law, the Trust may engage in brokerage transactions with brokers that are affiliates of the Adviser or a subadviser. The Trust has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all commissions paid to such affiliated brokers are fair and reasonable to each Fund's shareholders.

     For the fiscal years ended July 31, 2002, 2001 and 2000, respectively, the Balanced Fund paid $247,988, $371,501 and $176,857 to Adams, Harkness & Hill, Inc., an affiliate of Winslow. Winslow is the subadviser to the Green Century Balanced Fund. For the fiscal year ended July 31, 2002, this amount represented 93.3% of the Fund's aggregate brokerage commissions, and 91.1% of the aggregate dollar amount of the Fund's transactions involving the payment of commissions.

     The portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less). Higher levels of Fund activity result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. Purchases and sales are made for the Fund whenever necessary, in management's opinion, to meet the Fund's objective. The portfolio turnover rates for the Balanced Fund for the fiscal years ended July 31, 2000, 2001 and 2002 were 116% , 91% and 70%, respectively.

                         EQUITY FUND AND INDEX PORTFOLIO

     Specific decisions to purchase or sell securities for the Index Portfolio are made by portfolio managers who are employees of SSgA and who are appointed and supervised by its senior officers. Changes in the Index Portfolio's investments are reviewed by its Board of Trustees. The portfolio managers of the Index Portfolio may serve other clients of SSgA in a similar capacity.

     Frequent changes in the Index Portfolio's holdings may result from the policy of attempting to correlate the Index Portfolio's securities holdings with the composition of the Social Index, and the frequency of such changes will increase as the rate and volume of purchases and redemptions of shares of the Index Portfolio increases. The annual portfolio turnover rates of the Index Portfolio for the fiscal years ended July 31, 2000, 2001 and 2002 were 9%, 19% and 13%, respectively.

     The Index Portfolio's primary consideration in placing securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. SSgA attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of the Index Portfolio and other clients of SSgA on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), SSgA normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession.

From time to time, soliciting dealer fees are available to SSgA on the tender of the Index Portfolio's securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Index Portfolio by SSgA. At present no other recapture arrangements are in effect. Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees of the Index Portfolio may determine, SSgA may consider sales of shares of the Equity Fund and of securities of other investors in the Index Portfolio as a factor in the selection of broker-dealers to execute the Index Portfolio's securities transactions. Neither the Index Portfolio nor the Equity Fund will engage in brokerage transactions with DSIL, SSgA or Green Century Capital or any of their respective affiliates or any affiliate of the Equity Fund or the Index Portfolio.


     Under the Submanagement Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, SSgA may cause the Index Portfolio to pay a broker-dealer acting on an agency basis which provides brokerage and research services to SSgA or DSIL an amount of commission for effecting a securities transaction for the Index Portfolio in excess of the amount other broker-dealers would have charged for the transaction if SSgA determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or SSgA's or DSIL's overall responsibilities to the Index Portfolio or to its other clients. Not all of such services are useful or of value in advising the Index Portfolio.

     The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement. However, because of the Index Portfolio's policy of investing in accordance with the Social Index, SSgA and DSIL currently intend to make only a limited use of such brokerage and research services.

     Although commissions paid on every transaction will, in the judgment of SSgA, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Index Portfolio and SSgA's or DSIL's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement. Certain broker-dealers may be willing to furnish statistical, research and other factual information or services to SSgA or DSIL for no consideration other than brokerage or underwriting commissions.

     SSgA and DSIL attempt to evaluate the quality of research provided by brokers. SSgA and DSIL sometimes use evaluations resulting from this effort as a consideration in the selection of brokers to execute portfolio transactions. However, neither SSgA nor DSIL is able to quantify the amount of commissions which are paid as a result of such research because a substantial number of transactions are effected through brokers which provide research but which are selected principally because of their execution capabilities.


     The fees that the Index Portfolio pays to SSgA and DSIL will not be reduced as a consequence of the Index Portfolio's receipt of brokerage and research services. To the extent the Index Portfolio's securities transactions are used to obtain brokerage and research services, the brokerage commissions paid by the Index

Portfolio will exceed those that might otherwise be paid for such portfolio transactions and research, by an amount which cannot be presently determined. Such services may be useful and of value to SSgA or DSIL in serving both the Index Portfolio and other clients and, conversely, such services obtained by the placement of brokerage business of other clients may be useful to SSgA or DSIL in carrying out its obligations to the Index Portfolio. While such services are not expected to reduce the expenses of SSgA or DSIL, SSgA or DSIL would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff. For the fiscal years ended July 31, 2000, 2001 and 2002, the Index Portfolio paid brokerage commissions of $256,045, $195,195 and $148,244, respectively. For the fiscal years ended July 31, 2000, 2001and 2002 the Equity Fund paid no brokerage commissions.


     In certain instances there may be securities which are suitable for the Index Portfolio as well as for one or more of SSgA's or DSIL's other clients. Investment decisions for the Index Portfolio and for SSgA's or DSIL's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Index Portfolio is concerned. However, it is believed that the ability of the Index Portfolio to participate in volume transactions will produce better executions for the Index Portfolio.

INDEPENDENT AUDITORS
--------------------------------------------------------------------------------


     KPMG LLP are the independent auditors of the Balanced Fund, the Equity Fund and the Index Portfolio, providing audit services and review of filings with the SEC. Prior to July 1, 1995, other auditors served as independent auditors of the Balanced Fund. The financial statements of the Funds incorporated herein by reference have been so incorporated by reference in reliance upon the report of KPMG LLP. The financial statements of the Index Portfolio incorporated herein by reference have been so incorporated by reference in reliance upon the reports of KPMG LLP.


ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the net asset value of, the Funds' portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

     With respect to the securities offered by the Funds' Prospectus, this Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The financial statements of the Funds and the Index Portfolio as of July 31, 2002, filed as part of each Fund's annual report with the Securities and Exchange Commission pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder, are hereby incorporated by reference from such report. Shareholders may obtain a copy of the Annual Report, without charge, by calling 1-800-93-GREEN.

APPENDIX - DESCRIPTION OF SECURITIES RATINGS1
--------------------------------------------------------------------------------

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS:

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM DEBT

Moody's short term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year.

Issuers rated PRIME-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

     -      Leading market positions in well established industries.
     -      High rates of return on funds employed.
     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     - Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF STANDARD & Poor's Ratings Group's corporate bond ratings:

Investment Grade

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P's does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER

A: S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1 ".

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH INVESTORS SERVICE, INC.

INVESTMENT GRADE BOND RATINGS

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligors ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligors ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

HIGH YIELD BOND RATINGS

BB: Bonds are considered speculative. The obligors ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligors limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

INVESTMENT GRADE SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1 " categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

DUFF & Phelps

Investment Grade Bond Ratings

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, and AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, and A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, and BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

HIGH YIELD BOND RATINGS

BB+, BB, and BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, and B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

Preferred stocks are rated on the same scale as bonds but the preferred rating gives weight to its more junior

COMMERCIAL PAPER/CERTIFICATES OF DEPOSIT

CATEGORY 1: TOP GRADE

Duff 1 plus: Highest certainty of timely payment. Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

DUFF 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

DUFF 1 minus: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

CATEGORY 2: GOOD GRADE

DUFF 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

CATEGORY 3: SATISFACTORY GRADE

DUFF 3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless timely payment is expected.

No ratings are issued for companies whose paper is not deemed to be of investment grade.

                               *   *   *   *   *

NOTES:

1 The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund's fiscal year end.

Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated bonds. The Balanced Fund is dependent on the investment adviser's or investment subadviser's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

                                     PART C
                                     ------


                                OTHER INFORMATION
                               ------------------

Item 23     Exhibits:

            a-1   Declaration of Trust. (Incorporated by reference to Exhibit 1
                  (a) of Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A)

            a-2 First Amended and Restated Establishment and Designation of Series of the Trust. (Incorporated by reference to Exhibit 1(b) of Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A)

            a-3 Second Amended and Restated Establishment and Designation of Series of the Trust. (Incorporated by reference to Exhibit 1
                  (c) of Post-Effective No.8 to Registrant's Registration Statement on Form N-1A)

            a-4 Third Amended and Restated Establishment and Designation of Series of the Trust. (Incorporated by reference to Exhibit 1
                  (d) of Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A)

            b. By-Laws of the Trust. (Incorporated by reference to Exhibit 2 of Post Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A)

            c.    None.

            d-1 Investment Advisory Agreement between Registrant and Green Century Capital Management, Inc. (Incorporated by reference to
                  Exhibit 5(a) of Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A)

            d-2 Investment Subadvisory Agreement with respect to the Green Century Balanced Fund between Green Century Capital Management, Inc. and Adams, Harkness & Hill, Inc. (Incorporated by reference to Exhibit d-2 of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A)

            e-1 Distribution Agreement between the Registrant and Sunstone Distribution Services, LLC. (Incorporated by reference to Exhibit

                  6(b) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A)

            e-2 Revised and Restated Schedule A to the Distribution Agreement between the Registrant and Sunstone Distribution Services, LLC effective August 1, 2000. (Incorporated by reference to Exhibit e-2 of Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A)

            e-3 Distribution Agreement between the Registrant and Sunstone Distribution Services, LLC dated April 17, 2001 (Incorporated by reference to Exhibit e-3 of Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A)

            e-4 Distribution Agreement between the Registrant and UMB Distribution Services, LLC.

            f.    None.

            g-1 Custodian Agreement between Registrant and Investors Bank and Trust Company. (Incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A)

            g-2 Delegation Agreement between Registrant and Investors Bank and Trust Company. (Incorporated by reference to Exhibit g-2 of Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A)

            h-1 Transfer Agent Agreement between Registrant and Unified Fund Services, Inc. (Incorporated by reference to Exhibit 8(c) of Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A)

            h-2 Amended and Restated Administrative Services Agreement between Registrant and Green Century Capital Management, Inc. (Incorporated by reference to Exhibit 9(a) of Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A)

            h-3 Sub-Administration Agreement between Green Century Capital Management, Inc. and Sunstone Financial Group, Inc. (Incorporated by reference to Exhibit 9(d) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A)
            h-4 Revised and Restated Schedule A to the Sub-Administration Agreement between Green Century Capital Management, Inc. and Sunstone Financial Group, Inc. effective August 1, 2000. (Incorporated by reference to Exhibit h-4 of Post Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A)

            h-5 First Amendment to Administrative Services Agreement dated October 8, 2001 (Incorporated by reference to Exhibit h-5 of Post Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A)

            h-6 Sub-Administrative Services Agreement between Green Century Capital Management, Inc. and UMB Fund Services, Inc.

            i. Opinion of Dana Bingham LLP counsel for Registrant (Incorporated by reference to Exhibit i of Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A)

            j.    Consent of Independent Auditors.

            k.    None.

            l. Investment representation letters of initial shareholder. (Incorporated by reference to Exhibit 13 of Pre-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A)

            m. Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). (Incorporated by reference to Exhibit 15(b) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A)

            n.    None.

            p-1 Code of Ethics for Green Century Capital Management. (Incorporated by reference to Exhibit p-1 of Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A)

            p-2 Code of Ethics for Green Century Funds. (Incorporated by reference to Exhibit p-2 of Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A)

            p-3 Code of Ethics for Domini Social Investments LLC and DSIL Investment Services LLC. (Incorporated by reference to Exhibit p-

                  3 of Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A)

            p-4 Code of Ethics for Domini Social Equity Fund, Domini Institutional Trust, Domini Social Index Portfolio. (Incorporated by reference to Exhibit No. p-4 of Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A)

            p-5 Code of Ethics for SsgA Funds Management, Inc. (Incorporated by reference to Exhibit No. p-6 of Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A)

            q-1 Powers of Attorney with respect to the Domini Social Index Portfolio (Julia Elizabeth Harris, Kirsten S. Moy, Frederick
                  C. Williamson, Sr., Gregory A. Ratliff, William C. Osborn, Karen Paul)

            q-2 Powers of Attorney with respect to The Green Century Funds (Douglas M. Husid, David J. Fine, Steven Kadish, Stephen Morgan, C. William Ryan, James H. Starr, Wendy Wendlandt, Douglas Phelps)


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE TRUST.
-------   ------------------------------------------------------------

            Registrant neither controls any person nor is under common control with any other person.

ITEM 25.  INDEMNIFICATION.
-------   ---------------
            Reference is made to Article V of the Trust's Declaration of Trust, filed as Exhibit a-1 to this Registration Statement.

            Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the Trust's Declaration of Trust, or otherwise, the Trust has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER AND INVESTMENT
-------   -------------------------------------------------------------------
          SUBADVISER.
          ----------

      Reference is made to the Form ADV (File No. 801-39630) of Green Century Capital Management, Inc. last filed with the SEC on October 3, 2001, and the Form ADV (File No. 801-15930) of Adams Harkness & Hill, Inc. last filed with SEC on March 30, 2001. The information required by Item 26 hereof is included in Schedule D of the respective Form ADV and such information is incorporated herein by reference.


ITEM 27.  PRINCIPAL UNDERWRITERS.
-------   ----------------------

      (a) UMB Distribution Services, LLC currently serves as distributor of the shares of: Choice Funds, The Tocqueville Alexis Fund, The Marsico Investment Trust, Lend Lease Funds, and UMB Scout Funds.

      (b) To the best of Registrant's knowledge, the executive officers of UMB Distribution Services, LLC, distributor for Registrant, are as follows:


                        POSITIONS AND OFFICES WITH
NAME AND PRINCIPAL        SUNSTONE DISTRIBUTION          POSITIONS AND OFFICES
BUSINESS ADDRESS             SERVICES, LLC.                 WITH REGISTRANT
------------------           -------------                  ---------------

Miriam M. Allison           President                       None
803 West Michigan Street
Suite A
Milwaukee, WI 53233

Peter Hammond               Vice President                  None
803 West Michigan Street
Suite A
Milwaukee, WI  53233

Constance Dye Shannon       Assistant Secretary             None
803 West Michigan Street
Suite A
Milwaukee, Wisconsin 53233

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.
-------  --------------------------------

      All accounts, books or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of the Registrant, at Registrant's business office, except (1) records held and maintained by Investors Bank & Trust Company, 200 Clarendon St., Boston, MA,

02116, relating to its function as custodian; (2) records held and maintained by UMB Fund Services, Inc., 803 West Michigan Street, Suite A, Milwaukee, Wisconsin, 53233, relating to its function as subadministrator;
(3) records held and maintained by UMB Distribution Services, LLC, 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233, relating to its role as distributor; and (4) records held and maintained by Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, relating to its function as transfer agent.

ITEM 29.  MANAGEMENT SERVICES.
-------   -------------------

      All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

ITEM 30.  UNDERTAKINGS.
-------   ------------

      (a) The Registrant undertakes to comply with Section 16(c) of the 1940 Act as though such provisions of the 1940 Act were applicable to the Registrant except that the request referred to in the third full paragraph thereof may only be made by 10% of the outstanding shares of the Registrant, regardless of the net asset value or value of shares held by such requesting shareholders.

      (b) If the information called for by Item 5A of Form N-1A is contained in the latest annual report to shareholders, the Registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 (the "1933 Act") and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) and has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the of City of Boston and the Commonwealth of Massachusetts on the 26th day of November, 2002.

                                    GREEN CENTURY FUNDS



                                    By:/s/Kristina A. Curtis
                                       ---------------------
                                          Treasurer


      Pursuant to the requirements of the 1933 Act, this Amendment to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated on November 26, 2002.

Signature                             Title
---------                             -----

/s/Douglas M. Husid*                  President,  Chief Executive  Officer
--------------------                  and Trustee
Douglas M. Husid


/s/Kristina A. Curtis                 Treasurer, Principal Financial
---------------------                 Officer and Principal Accounting
Kristina A. Curtis                    Officer



/s/David J. Fine*                     Trustee
-----------------
David J. Fine


/s/Steven Kadish*                     Trustee
-----------------
Steven Kadish

Signature                             Title
---------                             -----

/s/Stephen Morgan*                    Trustee
------------------
Stephen Morgan


/s/C. William Ryan*                   Trustee
-------------------
C. William Ryan


/s/James H. Starr*                    Trustee
------------------
James H. Starr


/s/Wendy Wendlandt*                   Trustee
-------------------
Wendy Wendlandt


/s/Douglas H. Phelps*                 Trustee
---------------------
Douglas H. Phelps


*By: Kristina A. Curtis
-----------------------
Attorney-in-fact

*Pursuant to Power of Attorney filed herewith.

                                     SIGNATURES

        Domini Social Index Portfolio has duly caused this Post-Effective Amendment to the Registration Statement on Form N-1A (File No. 33-41692) of Green Century Funds to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 26th day of November, 2002.

                                    DOMINI SOCIAL INDEX PORTFOLIO
                                    By:

                                    /s/Amy L. Domini
                                    ------------------
                                    Amy L. Domini
                                    President of Domini Social Index Portfolio

        This Registration Statement on Form N-1A of Green Century Trust has been signed below by the following persons in the capacities indicated below on November 26, 2002.

              Signature                              Title

/s/Amy L. Domini                      President (Principal Executive
----------------                      Officer) and Trustee of Domini
Amy L. Domini                         Social Index Portfolio


/s/Carole M. Laible                   Treasurer (Principal Accounting and
-------------------                   Financial Officer) of Domini Social
Carole M. Laible                      Index Portfolio

Julia Elizabeth Harris*               Trustee of Domini Social Index
------------------------              Portfolio
Julia Elizabeth Harris

Kirsten S. Moy*                       Trustee of Domini Social Index
------------------------              Portfolio
Kirsten S. Moy

William C. Osborn*                    Trustee of Domini Social Index
------------------------------        Portfolio
William C. Osborn

Karen Paul*                           Trustee of Domini Social Index
------------------------              Portfolio
Karen Paul

Gregory A. Ratliff*                   Trustee of Domini Social Index
------------------------------        Portfolio
Gregory A. Ratliff

Frederick C. Williamson, Sr.*         Trustee of Domini Social Index
------------------------------        Portfolio
Frederick C. Williamson, Sr.

*By:

/s/Amy L. Domini
-----------------
Amy L. Domini
Executed by Amy L. Domini on behalf of
those indicated pursuant to Powers of
Attorney.